Annual Report

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                                                                    MAY 31, 2002


FRANKLIN MUNICIPAL SECURITIES TRUST

  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
  FRANKLIN TENNESSEE MUNICIPAL BOND FUND


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FRANKLIN [REGISTRATION MARK] TEMPLETON [REGISTRATION MARK] INVESTMENTS

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  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON.
WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM
      PERSPECTIVE AND REMEMBER THAT ALL SECURITIES
  MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
 SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND
  LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN
                                  THE YEARS AHEAD.


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CHARLES B. JOHNSON, center
Chairman
FRANKLIN MUNICIPAL SECURITIES TRUST
SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

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SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Municipal Securities Trust's annual report covering the fiscal year ended May 31, 2002. During the 12 months under review, the U.S. economy weakened as gross domestic product (GDP) growth declined during the first half of 2001 before contracting at a 1.3% annualized rate in the third quarter of 2001. In November 2001, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001, ending the longest economic expansion in the nation's history. Significant, broadbased and sustained downward trends in economic activity were largely to blame, with employment, industrial production and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows and the jobless rate hit a nearly eight-year high.

In response to deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively cutting interest rates, seeking to lower borrowing costs and stimulate economic growth. Six interest rate cuts reduced the federal funds target rate from 4.00% at the beginning of the period to 1.75% on May 31, 2002, its lowest level in more than 40 years. The Fed's efforts, solid consumer spending, and significant government expenditure for the war in Afghanistan and homeland security


CONTENTS

Shareholder Letter .........................   1

Special Feature:
 Understanding Your Tax-Free Income Fund ...   6

Fund Reports

 Franklin California High
 Yield Municipal Fund ......................  11

 Franklin Tennessee
 Municipal Bond Fund .......................  22

Municipal Bond Ratings .....................  29

Financial Highlights &
Statements of Investments ..................  32

Financial Statements .......................  45

Notes to
Financial Statements .......................  49

Independent
Auditors' Report ...........................  55

Tax Designation ............................  56

Board Members
and Officers ...............................  57


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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income
contributed to a surprising turnaround in GDP growth at annualized rates of 1.7% and 6.1% in fourth quarter 2001 and first quarter 2002. Given these positive economic trends, the Fed left the federal funds target rate unchanged from January 2002 through period-end and, with inflation and economic weakness seen as equal risks, switched to a neutral stance at its March 2002 meeting.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investors' risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. Most equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. However, in fourth quarter 2001, major stock indexes rebounded significantly from September's lows as indications of a potential economic recovery offered investors some optimism. From late December through May, equity markets again experienced volatility despite solid first quarter GDP growth. Lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse troubled the stock markets. In addition, higher gas prices, rising joblessness, unrest in the Middle East and worries about another large-scale terrorist attack contributed to losses for the major equity indexes during the 12 months ended May 31, 2002.

For much of the year under review, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries slightly outperformed the Standard & Poor's 500 Composite Index, a widely used benchmark of U.S. equity performance, during the period. The bond market's progress was uneven, however, and the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened. This shift in the yield curve was most visible in the last three months of the reporting period as bond investors began to sense the end of the recession and the Fed's monetary easing policy. Overall, the 30-year Treasury bond's yield decreased slightly from 5.75% at the beginning of the year under review to 5.62% on May 31, 2002. At the same time, the 10-Year Treasury bond's yield dropped from 5.43% to 5.08%, and the 2-year Treasury note's yield fell from 4.22% to 3.22%. Short-term interest rates fell more substantially than long-term rates largely due to the Fed's actions and investors' economic worries.

The municipal bond market ended the fiscal year with lower yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.42% at the beginning of the period and 5.37% on May 31, 2002.(1) On October 31, 2001, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already


1. Source: THE BOND BUYER, 6/1/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

"FOR MUCH OF THE YEAR UNDER REVIEW, FIXED INCOME MARKETS, INCLUDING MUNICIPAL
BONDS, GENERALLY PERFORMED WELL. ..."

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY OF EACH FUND'S REPORT.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


disconnected relationship between the long-term municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Subsequently, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury bond gained nearly one full point in response, while municipals increased marginally. Municipal bonds did benefit, however, from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Looking forward, despite strong first quarter GDP growth, business investment and exports remain weak, offering little protection if consumer demand slows due to continuing layoffs, slower wage growth and rising energy prices. However, low interest rates, which have so far bolstered consumer confidence and boosted housing and retail sales, may continue to drive the nascent economic recovery. With strong productivity and benign inflation, we expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears. As for our outlook for municipal bonds, demand should remain strong given the large number of bond calls, maturities and coupon payments expected to be reinvested into the municipal bond market given the attractive tax-equivalent yields they currently offer.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. Predicting market cycles is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable, tax-free income, for the long term.

Sincerely,

/S/ SIGNATURE

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/S/ SIGNATURE

Sheila Amoroso


/S/ SIGNATURE

Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department


A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE


Q & A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.


              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

                       NOT PART OF THE SHAREHOLDER REPORT

     It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

     Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q.   HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

A.   INTEREST RATES AND BOND PRICES:
     AN INVERSE RELATIONSHIP
     Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.


[GRAPHIC OMITTED]
INTEREST RATES
MUNICIPAL BOND RATES

                       NOT PART OF THE SHAREHOLDER REPORT

     As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

     INTEREST RATES AND TAX-FREE DIVIDENDS

     When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

     When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


Q.   WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

     Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.


                       NOT PART OF THE SHAREHOLDER REPORT

     For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate has been around 5.35%.(1) Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.   SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE
     FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.

MUNICIPAL BOND PRICES VS. INTEREST RATES*
June 1982 - May 2002

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

APPENDIX DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following graph compares municipal bond prices versus interest rates* from June 1982 through May 2002.

Date          Interest Rates    Municipal Bond Prices
 Jun 1982         14.30%            $ 78.66
 Jul 1982         13.95%            $ 83.52
 Aug 1982         13.06%            $ 89.43
 Sep 1982         12.34%            $ 87.34
 Oct 1982         10.91%            $ 86.14
 Nov 1982         10.55%            $ 88.55
 Dec 1982         10.54%            $ 92.05
 Jan 1983         10.46%            $ 90.42
 Feb 1983         10.72%            $ 93.23
 Mar 1983         10.51%            $ 91.15
 Apr 1983         10.40%            $ 93.42
 May 1983         10.38%            $ 89.02
 Jun 1983         10.85%            $ 90.56
 Jul 1983         11.38%            $ 90.25
 Aug 1983         11.85%            $ 90.73
 Sep 1983         11.65%            $ 91.47
 Oct 1983         11.54%            $ 88.97
 Nov 1983         11.69%            $ 88.86
 Dec 1983         11.83%            $ 90.31
 Jan 1984         11.67%            $ 91.80
 Feb 1984         11.84%            $ 90.71
 Mar 1984         12.32%            $ 92.76
 Apr 1984         12.63%            $ 92.19
 May 1984         13.41%            $ 88.68
 Jun 1984         13.56%            $ 87.14
 Jul 1984         13.36%            $ 89.90
 Aug 1984         12.72%            $ 86.53
 Sep 1984         12.52%            $ 91.62
 Oct 1984         12.16%            $ 93.61
 Nov 1984         11.57%            $ 92.98
 Dec 1984         11.50%            $ 93.48
 Jan 1985         11.38%            $ 96.60
 Feb 1985         11.51%            $ 92.70
 Mar 1985         11.86%            $ 94.04
 Apr 1985         11.43%            $ 95.93
 May 1985         10.85%            $ 96.82
 Jun 1985         10.16%            $ 96.21
 Jul 1985         10.31%            $ 95.75
 Aug 1985         10.33%            $ 95.42
 Sep 1985         10.37%            $ 94.26
 Oct 1985         10.24%            $ 96.13
 Nov 1985          9.78%            $ 99.29
 Dec 1985          9.26%            $ 98.66
 Jan 1986          9.19%            $102.32
 Feb 1986          8.70%            $103.28
 Mar 1986          7.78%            $101.67
 Apr 1986          7.30%            $101.91
 May 1986          7.71%            $ 99.80
 Jun 1986          7.80%            $101.71
 Jul 1986          7.30%            $100.24
 Aug 1986          7.17%            $103.37
 Sep 1986          7.45%            $102.20
 Oct 1986          7.43%            $102.97
 Nov 1986          7.25%            $103.63
 Dec 1986          7.11%            $103.02
 Jan 1987          7.08%            $105.34
 Feb 1987          7.25%            $104.87
 Mar 1987          7.25%            $102.99
 Apr 1987          8.02%            $100.49
 May 1987          8.61%            $ 99.66
 Jun 1987          8.40%            $101.15
 Jul 1987          8.45%            $101.08
 Aug 1987          8.76%            $100.65
 Sep 1987          9.42%            $ 97.95
 Oct 1987          9.52%            $ 99.99
 Nov 1987          8.86%            $ 99.38
 Dec 1987          8.99%            $ 99.62
 Jan 1988          8.67%            $104.13
 Feb 1988          8.21%            $104.48
 Mar 1988          8.37%            $102.56
 Apr 1988          8.72%            $102.17
 May 1988          9.09%            $101.25
 Jun 1988          8.92%            $102.00
 Jul 1988          9.06%            $101.79
 Aug 1988          9.26%            $101.04
 Sep 1988          8.98%            $102.18
 Oct 1988          8.80%            $103.16
 Nov 1988          8.96%            $101.53
 Dec 1988          9.11%            $101.88
 Jan 1989          9.09%            $102.78
 Feb 1989          9.17%            $100.95
 Mar 1989          9.36%            $ 99.96
 Apr 1989          9.18%            $101.72
 May 1989          8.86%            $103.09
 Jun 1989          8.28%            $103.97
 Jul 1989          8.02%            $104.40
 Aug 1989          8.11%            $102.64
 Sep 1989          8.19%            $101.82
 Oct 1989          8.01%            $102.08
 Nov 1989          7.87%            $103.12
 Dec 1989          7.84%            $103.29
 Jan 1990          8.21%            $103.06
 Feb 1990          8.47%            $103.39
 Mar 1990          8.59%            $102.95
 Apr 1990          8.79%            $102.02
 May 1990          8.76%            $103.34
 Jun 1990          8.48%            $103.61
 Jul 1990          8.47%            $103.28
 Aug 1990          8.75%            $101.26
 Sep 1990          8.89%            $100.79
 Oct 1990          8.72%            $101.85
 Nov 1990          8.39%            $103.26
 Dec 1990          8.08%            $103.19
 Jan 1991          8.09%            $103.89
 Feb 1991          7.85%            $104.02
 Mar 1991          8.11%            $103.37
 Apr 1991          8.04%            $103.75
 May 1991          8.07%            $103.88
 Jun 1991          8.28%            $103.16
 Jul 1991          8.27%            $103.66
 Aug 1991          7.90%            $103.51
 Sep 1991          7.65%            $104.29
 Oct 1991          7.53%            $104.61
 Nov 1991          7.42%            $104.31
 Dec 1991          7.09%            $105.89
 Jan 1992          7.03%            $105.46
 Feb 1992          7.34%            $104.84
 Mar 1992          7.54%            $104.15
 Apr 1992          7.48%            $104.49
 May 1992          7.39%            $105.05
 Jun 1992          7.26%            $106.32
 Jul 1992          6.84%            $109.47
 Aug 1992          6.59%            $107.80
 Sep 1992          6.42%            $107.82
 Oct 1992          6.59%            $105.94
 Nov 1992          6.87%            $107.20
 Dec 1992          6.77%            $107.69
 Jan 1993          6.39%            $106.54
 Feb 1993          6.03%            $109.63
 Mar 1993          6.03%            $107.91
 Apr 1993          6.05%            $108.38
 May 1993          6.16%            $108.15
 Jun 1993          5.80%            $109.07
 Jul 1993          5.83%            $105.93
 Aug 1993          5.45%            $107.34
 Sep 1993          5.40%            $107.70
 Oct 1993          5.43%            $107.18
 Nov 1993          5.83%            $105.41
 Dec 1993          5.83%            $106.86
 Jan 1994          5.70%            $107.37
 Feb 1994          6.15%            $103.87
 Mar 1994          6.78%            $ 98.94
 Apr 1994          6.95%            $ 99.25
 May 1994          7.12%            $ 99.59
 Jun 1994          7.34%            $ 98.41
 Jul 1994          7.12%            $ 99.69
 Aug 1994          7.19%            $ 99.52
 Sep 1994          7.62%            $ 97.55
 Oct 1994          7.81%            $ 95.24
 Nov 1994          7.91%            $ 92.97
 Dec 1994          7.84%            $ 94.53
 Jan 1995          7.60%            $ 96.71
 Feb 1995          7.22%            $ 99.07
 Mar 1995          7.20%            $ 99.68
 Apr 1995          7.07%            $ 99.24
 May 1995          6.30%            $101.87
 Jun 1995          6.21%            $100.34
 Jul 1995          6.45%            $100.74
 Aug 1995          6.28%            $101.47
 Sep 1995          6.17%            $101.55
 Oct 1995          6.03%            $102.48
 Nov 1995          5.76%            $103.63
 Dec 1995          5.58%            $103.43
 Jan 1996          5.60%            $103.70
 Feb 1996          6.13%            $102.47
 Mar 1996          6.34%            $100.60
 Apr 1996          6.66%            $ 99.82
 May 1996          6.85%            $ 99.32
 Jun 1996          6.73%            $ 99.93
 Jul 1996          6.80%            $100.37
 Aug 1996          6.96%            $ 99.85
 Sep 1996          6.72%            $100.75
 Oct 1996          6.37%            $100.03
 Nov 1996          6.06%            $101.35
 Dec 1996          6.43%            $100.45
 Jan 1997          6.53%            $100.15
 Feb 1997          6.58%            $100.50
 Mar 1997          6.92%            $ 98.61
 Apr 1997          6.72%            $ 99.01
 May 1997          6.67%            $100.06
 Jun 1997          6.51%            $100.65
 Jul 1997          6.02%            $102.98
 Aug 1997          6.34%            $101.40
 Sep 1997          6.12%            $101.60
 Oct 1997          5.84%            $101.75
 Nov 1997          5.86%            $101.84
 Dec 1997          5.75%            $102.73
 Jan 1998          5.53%            $103.22
 Feb 1998          5.62%            $102.73
 Mar 1998          5.67%            $102.30
 Apr 1998          5.68%            $101.38
 May 1998          5.56%            $102.40
 Jun 1998          5.44%            $102.17
 Jul 1998          5.50%            $101.95
 Aug 1998          5.05%            $103.09
 Sep 1998          4.44%            $103.93
 Oct 1998          4.64%            $103.30
 Nov 1998          4.74%            $103.20
 Dec 1998          4.65%            $102.97
 Jan 1999          4.66%            $103.74
 Feb 1999          5.29%            $102.67
 Mar 1999          5.25%            $102.32
 Apr 1999          5.36%            $102.12
 May 1999          5.64%            $101.03
 Jun 1999          5.81%            $ 99.09
 Jul 1999          5.92%            $ 98.71
 Aug 1999          5.98%            $ 97.47
 Sep 1999          5.90%            $ 97.08
 Oct 1999          6.06%            $ 95.62
 Nov 1999          6.18%            $ 96.09
 Dec 1999          6.28%            $ 94.56
 Jan 2000          6.68%            $ 93.74
 Feb 2000          6.42%            $ 94.43
 Mar 2000          6.03%            $ 96.08
 Apr 2000          6.23%            $ 94.88
 May 2000          6.29%            $ 93.87
 Jun 2000          6.03%            $ 95.93
 Jul 2000          6.04%            $ 96.82
 Aug 2000          5.73%            $ 97.89
 Sep 2000          5.80%            $ 96.91
 Oct 2000          5.77%            $ 97.55
 Nov 2000          5.48%            $ 97.81
 Dec 2000          5.12%            $ 99.82
 Jan 2001          5.19%            $100.36
 Feb 2001          4.92%            $100.26
 Mar 2001          4.95%            $100.75
 Apr 2001          5.35%            $ 99.18
 May 2001          5.43%            $ 99.79
 Jun 2001          5.42%            $ 99.82
 Jul 2001          5.07%            $100.90
 Aug 2001          4.79%            $102.15
 Sep 2001          4.60%            $101.40
 Oct 2001          4.30%            $102.17
 Nov 2001          4.78%            $100.85
 Dec 2001          5.07%            $ 99.44
 Jan 2002          5.07%            $100.70
 Feb 2002          4.88%            $101.55
 Mar 2002          5.42%            $ 99.08
 Apr 2002          5.11%            $100.59
 May 2002          5.08%            $100.78

*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.


1. Based on the yield of the Bond Buyer 40 Index as of May 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

     We generally invest in current coupon securities to maximize tax-free income for our shareholders.(2) Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(3) Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

     Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.


2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

[LOGO OMITTED]
FRANKLIN [REGISTRATION MARK] TEMPLETON [REGISTRATION MARK] INVESTMENTS

                                                                  SR TFINS 07/02


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CALIFORNIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF HIGH-YIELDING, MEDIUM-, LOWER- AND NON-RATED CALIFORNIA MUNICIPAL SECURITIES.(1)
--------------------------------------------------------------------------------


STATE UPDATE
As the one-year reporting period began, the nation's economy was declining, with California's falling even faster. Although the state's economy benefited over the past several years from positive economic fundamentals, including above-average population and employment growth, improved business diversity and a concentration of high-growth, knowledge-based industries, California experienced a significant slowdown during the year under review. The decelerating economy pushed up California's unemployment rate, from 5.1% on May 31, 2001, to 6.3% on May 31, 2002.(2) The weak employment picture can be attributed primarily to the manufacturing sector's continued contraction and the dramatic slowdown in the services sector -- one of the state's key economic drivers since the


1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.
2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 35.

[GRAPHIC OMITTED]
CREDIT QUALITY BREAKDOWN
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments
5/31/02

AAA - 7.2%
AA - 1.0%
A - 5.6%
BBB - 32.0%
Below Investment Grade - 54.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


mid-1990s. This recent economic weakness raised the prospect of substantial budget shortfalls in fiscal years 2002 and 2003. The governor attempted to eliminate the 2002 deficit through a variety of methods, including expenditure reductions, increased federal funding and a restructuring of outstanding general obligation debt. The state's economy, although slowing down, was fundamentally sound and diverse, and although state employment growth slowed, it remained better than the nation's. Nevertheless, the 1.4% total state personal income gain in 2001 significantly lagged the nation's 5% gain, partly as a result of capital gains reductions for the state's many high-technology entrepreneurs.(3)

During summer 2001, the state attempted to deal with its energy shortages by entering into long-term contracts with energy suppliers, thus avoiding widespread blackouts. However, California purchased this energy by widening its budget deficit and using money from the general fund, weakening the state's general fund cash position during the period. The long-awaited $12 billion energy bond issue that was supposed to repay the general fund for energy purchases was stalled due to political bickering and pressure from consumer groups; however, the availability of significant amounts of other internally accessible funds helped alleviate the problem.

The state's exposure to the high technology sector may continue to temper near-term employment growth as the semiconductor and personal computer manufacturing industries are not expected to rebound as quickly as other economic sectors. However, California may slightly outpace the rest of the nation


3. Source: Standard & Poor's, RATINGSDIRECT, 4/16/02.

in terms of near-term economic growth, despite some weakness in tourism. The state's knowledge-based industries are expected to rebound and replace the high-technology sector jobs lost during the 12 months under review, and California appears well-positioned for long-term economic growth.

Debt levels for the state are expected to remain moderate, despite increasing issuance of general obligation bonds for local schools, higher education and other purposes, proposals for debt restructuring to sharply reduce debt payments in 2003, and a potential, large general obligation bond authorization later in 2002. The state's general obligation and lease debt load was $829 per capita, and even if the new bond authorizations materialize, California's debt levels should still be at moderate levels. Although personal income taxes declined, state sales taxes remained relatively stable, and unused internally borrowable cash resources at the end of March 2002 were $3.5 billion ahead of January projections due to reduced state spending.(3)

Moody's Investors Service, an independent credit rating agency, lowered California's general obligation bonds' credit rating from Aa3 to A1 in November 2001.(4) The A1 rating and a negative outlook reflect California's moderate debt burden and broad-based and dynamic economy, which is well-positioned for long-term growth after the current period of weakness has run its course. These credit strengths are tempered by the state's volatile tax revenue performance, which created significant budgetary stress for the near term. It is important to note that California bonds continue to be rated investment grade with above-average credit quality.


4. Source: Moody's Investors Service, CALIFORNIA (STATE OF), 4/16/02. This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin California
High Yield Municipal Fund
5/31/02

                     % OF TOTAL
                      LONG-TERM
                     INVESTMENTS
--------------------------------

Tax-Supported           51.2%

Transportation          11.6%

Other Revenue            7.8%

Hospital & Health Care   7.6%

Prerefunded              5.9%

Higher Education         4.8%

Corporate-Backed         3.6%

Utilities                3.2%

Subject to Government
Appropriations           3.2%

Housing                  1.1%


PORTFOLIO NOTES
During the 12-month reporting period, the municipal bond market generally experienced positive returns, as weakening corporate profits, a national economic recession and the impact of the September 11 events contributed to financial market volatility. Many investors who were overweighted in stocks over the past few years rediscovered the need for more balanced portfolios, with high-quality fixed income instruments as a core component providing consistent, stable and attractive after-tax returns. Continued corporate earnings pressure and volatile stock price movements led to a significant drop in many individuals' net worth and provided some investors with a harsh lesson in the benefits of diversification. Therefore, we expect demand for municipal bonds to continue throughout the next reporting period as investors seek stability through broadened asset allocation strategies.

At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over comparable quality taxable investments. For example, on May 31, 2002, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded 5.37%, while the 10-year U.S. Treasury bond yielded 5.08%, resulting in a municipal-to-Treasury yield ratio of 105.7%, higher than the 96.7% 10-year average.(5) The Performance Summary beginning on page 18 shows that on May 31, 2002, the Fund's Class A shares' distribution rate was 5.36%, based on an annualization of the current 4.65 cent ($0.0465) per share dividend


5. Source: THE BOND BUYER, 5/31/02. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/01-5/31/02

                                      DIVIDEND PER SHARE
                            ----------------------------------------
MONTH                         CLASS A        CLASS B       CLASS C
--------------------------------------------------------------------
June                         4.75 cents    4.30 cents    4.31 cents
July                         4.75 cents    4.30 cents    4.31 cents
August                       4.75 cents    4.30 cents    4.31 cents
September                    4.75 cents    4.28 cents    4.28 cents
October                      4.75 cents    4.28 cents    4.28 cents
November                     4.75 cents    4.28 cents    4.28 cents
December                     4.65 cents    4.16 cents    4.17 cents
January                      4.65 cents    4.16 cents    4.17 cents
February                     4.65 cents    4.16 cents    4.17 cents
March                        4.65 cents    4.17 cents    4.18 cents
April                        4.65 cents    4.17 cents    4.18 cents
May                          4.65 cents    4.17 cents    4.18 cents
--------------------------------------------------------------------
TOTAL                       56.40 CENTS    50.73 CENTS   50.82 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month.


and the maximum offering price of $10.41. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.31% would need to earn 9.63% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Higher default rates and lower liquidity in the high yield market during the past couple of years left fewer participants to aggressively seek below investment-grade securities. Many high yield bonds, particularly those issued by airlines, confronted liquidity concerns during the year under review, which created many opportunities for us to secure what we consider higher quality, non-rated bonds at very attractive yields. With yield spreads between higher- and lower-rated credits wider than we have seen since the early 1990s, we believe traditional, essential-use sectors like transportation, education, utilities and land-secured bonds offer attractive return potential.

A benefit of Franklin's significant municipal bond market presence is our ability to structure issues to fit the portfolio's needs. Because of our size, research and experience in the municipal arena, we can be selective. Most dealers, underwriters and issuers know and trust Franklin, often coming to us to help them structure and price new issues, which in turn gives us more leverage in defining the marketplace. An example of our influence during the year under review was a $25 million deal issued to fund infrastructure improvements for a 5,000 unit, master plan development in San Ramon, CA. The property is owned by the Lennar group, which has invested $250 million in the project and has a $50 million revolving loan agreement to commence expansion. We have been involved in this development for 10 years and were approached by the city, the underwriter and the developer to assist them in structuring a deal that would be fair to all parties. In return, we were able to control the entire issue, and over time we have placed $100 million into our high yield funds at yields ranging from 6.5% to 7.5%. We believe this purchase, along with our other, higher-quality high yield holdings, may enable the Fund to perform well in the next reporting period, aided by stable interest rates and steady supply.

Looking ahead, we believe investors will continue to seek conservative, high-quality fixed income securities as they allocate away from stocks. And with the stable, tax-efficient and attractive after-tax returns that municipal bonds provide, we are optimistic about the long-term outlook for the high yield municipal bond market and the performance of Franklin California High Yield Municipal Fund going forward.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of May 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


PERFORMANCE SUMMARY AS OF 5/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         5/31/02   5/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.02         $ 9.97     $9.95

DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.5640

CLASS B                        CHANGE         5/31/02   5/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.04         $10.02     $9.98

DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.5073

CLASS C                        CHANGE         5/31/02   5/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.03         $10.01     $9.98

DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.5082


Past performance does not guarantee future results.

PERFORMANCE

                                                                  INCEPTION
CLASS A                                           1-YEAR    5-YEAR (5/3/93)
---------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.99%   +30.97%  +70.13%
Average Annual Total Return(2)                    +1.50%    +4.63%   +5.52%
Avg. Ann. Total Return (6/30/02)(3)               +1.89%    +4.56%   +5.59%

Distribution Rate(4)                     5.36%
Taxable Equivalent Distribution Rate(5)  9.63%
30-Day Standardized Yield(6)             5.12%
Taxable Equivalent Yield(5)              9.19%

                                                                   INCEPTIO
CLASS B                                                     1-YEAR  (2/1/00
---------------------------------------------------------------------------
Cumulative Total Return(1)                                  +5.58%  +20.87%
Average Annual Total Return(2)                              +1.57%   +7.30%
Avg. Ann. Total Return (6/30/02)(3)                         +1.76%   +7.45%

Distribution Rate(4)                     5.04%
Taxable Equivalent Distribution Rate(5)  9.05%
30-Day Standardized Yield(6)             4.83%
Taxable Equivalent Yield(5)              8.67%

                                                                  INCEPTION
CLASS C                                           1-YEAR    5-YEAR (5/1/96)
---------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.49%   +27.64%  +39.99%
Average Annual Total Return(2)                    +3.45%    +4.80%   +5.51%
Avg. Ann. Total Return (6/30/02)(3)               +3.74%    +4.72%   +5.58%

Distribution Rate(4)                     5.02%
Taxable Equivalent Distribution Rate(5)  9.02%
30-Day Standardized Yield(6)             4.75%
Taxable Equivalent Yield(5)              8.53%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 5/31/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                   5/31/02
---------------------------------
1-Year                     +1.50%
5-Year                     +4.63%
Since Inception (5/3/93)   +5.52%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS A (5/3/93-5/31/02)

The following line graph compares the performance of Franklin California High Yield Municipal Fund - Class A with that of the Lehman Brothers Municipal Bond Index(7) and CPI(7), based on a $10,000 investment from 5/3/93 to 5/31/02.


                 Franklin California High            Lehman Brothers Municipal
Date              Yield Municipal Fund                     Bond Index(7)                          CPI(7)
--------------------------------------------------------------------------------------------------------
5/3/93                 $ 9,579                               $10,000                             $10,000
5/31/93                $ 9,550            0.51%              $10,051           0.13%             $10,013
6/30/93                $ 9,713            1.67%              $10,218           0.14%             $10,027
7/31/93                $ 9,703            0.13%              $10,232           0.00%             $10,027
8/31/93                $ 9,909            2.08%              $10,445           0.28%             $10,055
9/30/93                $10,059            1.14%              $10,564           0.21%             $10,076
10/31/93               $10,092            0.19%              $10,584           0.41%             $10,117
11/30/93               $10,039           -0.88%              $10,491           0.07%             $10,124
12/31/93               $10,223            2.11%              $10,712           0.00%             $10,124
1/31/94                $10,346            1.14%              $10,834           0.27%             $10,152
2/28/94                $10,183           -2.59%              $10,553           0.34%             $10,186
3/31/94                $ 9,726           -4.07%              $10,124           0.34%             $10,221
4/30/94                $ 9,759            0.85%              $10,210           0.14%             $10,235
5/31/94                $ 9,843            0.87%              $10,299           0.07%             $10,242
6/30/94                $ 9,744           -0.61%              $10,236           0.34%             $10,277
7/31/94                $ 9,931            1.83%              $10,423           0.27%             $10,305
8/31/94                $10,006            0.35%              $10,460           0.40%             $10,346
9/30/94                $ 9,906           -1.47%              $10,306           0.27%             $10,374
10/31/94               $ 9,763           -1.78%              $10,123           0.07%             $10,381
11/30/94               $ 9,538           -1.81%              $ 9,939           0.13%             $10,395
12/31/94               $ 9,604            2.20%              $10,158           0.00%             $10,395
1/31/95                $ 9,892            2.86%              $10,448           0.40%             $10,436
2/28/95                $10,181            2.91%              $10,753           0.40%             $10,478
3/31/95                $10,397            1.15%              $10,876           0.33%             $10,513
4/30/95                $10,453            0.12%              $10,889           0.33%             $10,547
5/31/95                $10,736            3.19%              $11,237           0.20%             $10,568
6/30/95                $10,631           -0.87%              $11,139           0.20%             $10,590
7/31/95                $10,678            0.95%              $11,245           0.00%             $10,590
8/31/95                $10,793            1.27%              $11,387           0.26%             $10,617
9/30/95                $10,898            0.63%              $11,459           0.20%             $10,638
10/31/95               $11,069            1.45%              $11,625           0.33%             $10,673
11/30/95               $11,264            1.66%              $11,818          -0.07%             $10,666
12/31/95               $11,427            0.96%              $11,932          -0.07%             $10,658
1/31/96                $11,489            0.76%              $12,023           0.59%             $10,721
2/29/96                $11,403           -0.68%              $11,941           0.32%             $10,756
3/31/96                $11,296           -1.28%              $11,788           0.52%             $10,812
4/30/96                $11,279           -0.28%              $11,755           0.39%             $10,854
5/31/96                $11,330           -0.04%              $11,750           0.19%             $10,874
6/30/96                $11,509            1.09%              $11,878           0.06%             $10,881
7/31/96                $11,585            0.90%              $11,985           0.19%             $10,902
8/31/96                $11,602           -0.02%              $11,983           0.19%             $10,922
9/30/96                $11,792            1.40%              $12,151           0.32%             $10,957
10/31/96               $11,936            1.13%              $12,288           0.32%             $10,992
11/30/96               $12,153            1.83%              $12,513           0.19%             $11,013
12/31/96               $12,131           -0.42%              $12,460           0.00%             $11,013
1/31/97                $12,134            0.19%              $12,484           0.32%             $11,048
2/28/97                $12,257            0.92%              $12,599           0.31%             $11,083
3/31/97                $12,137           -1.33%              $12,431           0.25%             $11,110
4/30/97                $12,262            0.84%              $12,536           0.12%             $11,124
5/31/97                $12,424            1.51%              $12,725          -0.06%             $11,117
6/30/97                $12,598            1.07%              $12,861           0.12%             $11,130
7/31/97                $12,947            2.77%              $13,217           0.12%             $11,144
8/31/97                $12,887           -0.94%              $13,093           0.19%             $11,165
9/30/97                $13,127            1.19%              $13,249           0.25%             $11,193
10/31/97               $13,231            0.64%              $13,334           0.25%             $11,221
11/30/97               $13,347            0.59%              $13,412          -0.06%             $11,214
12/31/97               $13,553            1.46%              $13,608          -0.12%             $11,201
1/31/98                $13,670            1.03%              $13,748           0.19%             $11,222
2/28/98                $13,685            0.03%              $13,752           0.19%             $11,243
3/31/98                $13,685            0.09%              $13,765           0.19%             $11,265
4/30/98                $13,672           -0.45%              $13,703           0.18%             $11,285
5/31/98                $13,892            1.58%              $13,919           0.18%             $11,305
6/30/98                $13,971            0.39%              $13,974           0.12%             $11,319
7/31/98                $14,023            0.25%              $14,009           0.12%             $11,332
8/31/98                $14,234            1.55%              $14,226           0.12%             $11,346
9/30/98                $14,446            1.25%              $14,403           0.12%             $11,360
10/31/98               $14,433            0.00%              $14,403           0.24%             $11,387
11/30/98               $14,526            0.35%              $14,454           0.00%             $11,387
12/31/98               $14,549            0.25%              $14,490          -0.06%             $11,380
1/31/99                $14,680            1.19%              $14,662           0.24%             $11,407
2/28/99                $14,649           -0.44%              $14,598           0.12%             $11,421
3/31/99                $14,672            0.14%              $14,618           0.30%             $11,455
4/30/99                $14,695            0.25%              $14,655           0.73%             $11,539
5/31/99                $14,595           -0.58%              $14,570           0.00%             $11,539
6/30/99                $14,342           -1.44%              $14,360           0.00%             $11,539
7/31/99                $14,364            0.36%              $14,412           0.30%             $11,573
8/31/99                $14,151           -0.80%              $14,297           0.24%             $11,601
9/30/99                $14,146            0.04%              $14,302           0.48%             $11,657
10/31/99               $13,804           -1.08%              $14,148           0.18%             $11,678
11/30/99               $13,926            1.06%              $14,298           0.06%             $11,685
12/31/99               $13,566           -0.75%              $14,191           0.00%             $11,685
1/31/00                $13,347           -0.44%              $14,128           0.30%             $11,720
2/29/00                $13,557            1.16%              $14,292           0.59%             $11,789
3/31/00                $13,984            2.18%              $14,604           0.82%             $11,886
4/30/00                $13,936           -0.59%              $14,517           0.06%             $11,893
5/31/00                $13,874           -0.52%              $14,442           0.12%             $11,907
6/30/00                $14,074            2.65%              $14,825           0.52%             $11,969
7/31/00                $14,319            1.39%              $15,031           0.23%             $11,997
8/31/00                $14,727            1.54%              $15,262           0.00%             $11,997
9/30/00                $14,707           -0.52%              $15,183           0.52%             $12,059
10/31/00               $14,837            1.09%              $15,348           0.17%             $12,080
11/30/00               $14,847            0.76%              $15,465           0.06%             $12,087
12/31/00               $15,083            2.47%              $15,847          -0.06%             $12,079
1/31/01                $15,215            0.99%              $16,004           0.63%             $12,156
2/28/01                $15,272            0.32%              $16,055           0.40%             $12,204
3/31/01                $15,405            0.90%              $16,199           0.23%             $12,232
4/30/01                $15,172           -1.08%              $16,025           0.40%             $12,281
5/31/01                $15,352            1.08%              $16,198           0.45%             $12,336
6/30/01                $15,456            0.67%              $16,306           0.17%             $12,357
7/31/01                $15,685            1.48%              $16,547          -0.28%             $12,323
8/31/01                $16,040            1.65%              $16,820           0.00%             $12,323
9/30/01                $15,989           -0.34%              $16,763           0.45%             $12,378
10/31/01               $16,174            1.19%              $16,963          -0.34%             $12,336
11/30/01               $16,075           -0.84%              $16,820          -0.17%             $12,315
12/31/01               $15,895           -0.95%              $16,660          -0.39%             $12,267
1/31/02                $16,144            1.73%              $16,949           0.23%             $12,295
2/28/02                $16,187            1.20%              $17,152           0.40%             $12,345
3/31/02                $15,940           -1.96%              $16,816           0.56%             $12,414
4/30/02                $16,145            1.95%              $17,144           0.56%             $12,483
5/31/02                $16,296            0.61%              $17,248           0.00%             $12,483
========================================================================================================
Total Return            62.96%                                72.48%                              24.83%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                   5/31/02
---------------------------------
1-Year                     +1.57%
Since Inception (2/1/00)   +7.30%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS B (2/1/00-5/31/02)

The following line graph compares the performance of Franklin California High Yield Municipal Fund - Class B with that of the Lehman Brothers Municipal Bond Index(7) and CPI(7), based on a $10,000 investment from 2/1/00 to 5/31/02.

Inception:                 2/1/00


                 Franklin California High            Lehman Brothers Municipal
Date              Yield Municipal Fund                     Bond Index(7)                          CPI(7)
--------------------------------------------------------------------------------------------------------
2/1/00                 $10,000                               $10,000                             $10,000
2/29/00                $10,137            1.16%              $10,116           0.59%             $10,059
3/31/00                $10,452            2.18%              $10,337           0.82%             $10,141
4/30/00                $10,422           -0.59%              $10,276           0.06%             $10,148
5/31/00                $10,382           -0.52%              $10,222           0.12%             $10,160
6/30/00                $10,526            2.65%              $10,493           0.52%             $10,213
7/31/00                $10,704            1.39%              $10,639           0.23%             $10,236
8/31/00                $11,014            1.54%              $10,803           0.00%             $10,236
9/30/00                $10,994           -0.52%              $10,747           0.52%             $10,289
10/31/00               $11,086            1.09%              $10,864           0.17%             $10,307
11/30/00               $11,089            0.76%              $10,946           0.06%             $10,313
12/31/00               $11,259            2.47%              $11,217          -0.06%             $10,307
1/31/01                $11,352            0.99%              $11,328           0.63%             $10,372
2/28/01                $11,400            0.32%              $11,364           0.40%             $10,413
3/31/01                $11,482            0.90%              $11,466           0.23%             $10,437
4/30/01                $11,303           -1.08%              $11,342           0.40%             $10,479
5/31/01                $11,432            1.08%              $11,465           0.45%             $10,526
6/30/01                $11,515            0.67%              $11,542           0.17%             $10,544
7/31/01                $11,668            1.48%              $11,712          -0.28%             $10,514
8/31/01                $11,938            1.65%              $11,906           0.00%             $10,514
9/30/01                $11,895           -0.34%              $11,865           0.45%             $10,562
10/31/01               $12,026            1.19%              $12,006          -0.34%             $10,526
11/30/01               $11,948           -0.84%              $11,906          -0.17%             $10,508
12/31/01               $11,809           -0.95%              $11,792          -0.39%             $10,467
1/31/02                $11,987            1.73%              $11,996           0.23%             $10,491
2/28/02                $12,013            1.20%              $12,140           0.40%             $10,533
3/31/02                $11,825           -1.96%              $11,902           0.56%             $10,592
4/30/02                $11,970            1.95%              $12,135           0.56%             $10,651
5/31/02                $11,787            0.61%              $12,209           0.00%             $10,651
========================================================================================================
Total Return            17.87%                                22.09%                               6.51%




Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS C (5/1/96-5/31/02)

The following line graph compares the performance of Franklin California High Yield Municipal Fund - Class C with that of the Lehman Brothers Municipal Bond Index(7) and CPI(7), based on a $10,000 investment from 5/1/96 to 5/31/02.


Inception:                 5/1/96


                 Franklin California High            Lehman Brothers Municipal
Date              Yield Municipal Fund                     Bond Index(7)                          CPI(7)
--------------------------------------------------------------------------------------------------------
5/1/96                 $ 9,899                               $10,000                             $10,000
5/31/96                $ 9,937           -0.04%              $ 9,996           0.19%             $10,019
6/28/96                $10,080            1.09%              $10,105           0.06%             $10,025
7/31/96                $10,152            0.90%              $10,196           0.19%             $10,044
8/30/96                $10,153           -0.02%              $10,194           0.19%             $10,063
9/30/96                $10,316            1.40%              $10,337           0.32%             $10,095
10/31/96               $10,436            1.13%              $10,453           0.32%             $10,128
11/29/96               $10,620            1.83%              $10,645           0.19%             $10,147
12/31/96               $10,606           -0.42%              $10,600           0.00%             $10,147
1/31/97                $10,601            0.19%              $10,620           0.32%             $10,179
2/28/97                $10,701            0.92%              $10,718           0.31%             $10,211
3/31/97                $10,601           -1.33%              $10,575           0.25%             $10,236
4/30/97                $10,694            0.84%              $10,664           0.12%             $10,249
5/31/97                $10,841            1.51%              $10,825          -0.06%             $10,243
6/30/97                $10,977            1.07%              $10,941           0.12%             $10,255
7/31/97                $11,287            2.77%              $11,244           0.12%             $10,267
8/31/97                $11,230           -0.94%              $11,138           0.19%             $10,287
9/30/97                $11,433            1.19%              $11,271           0.25%             $10,312
10/31/97               $11,518            0.64%              $11,343           0.25%             $10,338
11/30/97               $11,624            0.59%              $11,410          -0.06%             $10,332
12/31/97               $11,786            1.46%              $11,577          -0.12%             $10,320
1/31/98                $11,896            1.03%              $11,696           0.19%             $10,339
2/28/98                $11,896            0.03%              $11,699           0.19%             $10,359
3/31/98                $11,893            0.09%              $11,710           0.19%             $10,379
4/30/98                $11,875           -0.45%              $11,657           0.18%             $10,397
5/31/98                $12,072            1.58%              $11,841           0.18%             $10,416
6/30/98                $12,129            0.39%              $11,887           0.12%             $10,428
7/31/98                $12,169            0.25%              $11,917           0.12%             $10,441
8/31/98                $12,345            1.55%              $12,102           0.12%             $10,453
9/30/98                $12,522            1.25%              $12,253           0.12%             $10,466
10/31/98               $12,506            0.00%              $12,253           0.24%             $10,491
11/30/98               $12,583            0.35%              $12,296           0.00%             $10,491
12/31/98               $12,587            0.25%              $12,327          -0.06%             $10,485
1/31/99                $12,708            1.19%              $12,473           0.24%             $10,510
2/28/99                $12,665           -0.44%              $12,419           0.12%             $10,523
3/31/99                $12,678            0.14%              $12,436           0.30%             $10,554
4/30/99                $12,703            0.25%              $12,467           0.73%             $10,631
5/31/99                $12,610           -0.58%              $12,395           0.00%             $10,631
6/30/99                $12,386           -1.44%              $12,216           0.00%             $10,631
7/31/99                $12,399            0.36%              $12,260           0.30%             $10,663
8/31/99                $12,209           -0.80%              $12,162           0.24%             $10,689
9/30/99                $12,199            0.04%              $12,167           0.48%             $10,740
10/31/99               $11,888           -1.08%              $12,036           0.18%             $10,759
11/30/99               $11,999            1.06%              $12,163           0.06%             $10,766
12/31/99               $11,685           -0.75%              $12,072           0.00%             $10,766
1/31/00                $11,493           -0.44%              $12,019           0.30%             $10,798
2/29/00                $11,655            1.16%              $12,158           0.59%             $10,862
3/31/00                $12,016            2.18%              $12,423           0.82%             $10,951
4/30/00                $11,970           -0.59%              $12,350           0.06%             $10,957
5/31/00                $11,924           -0.52%              $12,286           0.12%             $10,971
6/30/00                $12,090            2.65%              $12,611           0.52%             $11,028
7/31/00                $12,294            1.39%              $12,787           0.23%             $11,053
8/31/00                $12,637            1.54%              $12,984           0.00%             $11,053
9/30/00                $12,615           -0.52%              $12,916           0.52%             $11,110
10/31/00               $12,707            1.09%              $13,057           0.17%             $11,129
11/30/00               $12,710            0.76%              $13,156           0.06%             $11,136
12/31/00               $12,906            2.47%              $13,481          -0.06%             $11,129
1/31/01                $13,025            0.99%              $13,615           0.63%             $11,199
2/28/01                $13,068            0.32%              $13,658           0.40%             $11,244
3/31/01                $13,175            0.90%              $13,781           0.23%             $11,270
4/30/01                $12,970           -1.08%              $13,632           0.40%             $11,315
5/31/01                $13,118            1.08%              $13,779           0.45%             $11,366
6/30/01                $13,201            0.67%              $13,872           0.17%             $11,385
7/31/01                $13,390            1.48%              $14,077          -0.28%             $11,354
8/31/01                $13,686            1.65%              $14,309           0.00%             $11,354
9/30/01                $13,637           -0.34%              $14,261           0.45%             $11,405
10/31/01               $13,788            1.19%              $14,430          -0.34%             $11,366
11/30/01               $13,698           -0.84%              $14,309          -0.17%             $11,347
12/31/01               $13,538           -0.95%              $14,173          -0.39%             $11,302
1/31/02                $13,743            1.73%              $14,418           0.23%             $11,328
2/28/02                $13,786            1.20%              $14,591           0.40%             $11,374
3/31/02                $13,557           -1.96%              $14,305           0.56%             $11,437
4/30/02                $13,724            1.95%              $14,584           0.56%             $11,501
5/31/02                $13,858            0.61%              $14,673           0.00%             $11,501
========================================================================================================
Total Return            38.58%                                46.73%                              15.01%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                   5/31/02
---------------------------------
1-Year                     +3.45%
5-Year                     +4.80%
Since Inception (5/1/96)   +5.51%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TENNESSEE MUNICIPAL BOND FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND TENNESSEE STATE PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL THROUGH A PORTFOLIO CONSISTING MAINLY OF TENNESSEE MUNICIPAL SECURITIES.(1)
--------------------------------------------------------------------------------


STATE UPDATE
After several years of strong economic growth, Tennessee's dependence on manufacturing made the state vulnerable to the national economic downturn. Employment growth slowed, resulting in significant declines in consumer confidence and retail sales. Although future planned investments by Nissan should aid the manufacturing sector over the long term, sluggish trade and services sector growth may hamper Tennessee's economy in the near term.

Because Tennessee does not have personal income taxes except on dividend and interest income, the state relies heavily on sales tax revenues to fund its operations. Weakened economic activity contributed to a dramatic slowdown in tax revenue growth. For fiscal year 2002, Tennessee expects a $310 million revenue collection shortfall.(2) Tennessee's TennCare program, the state's health care program covering almost 1.4 million


1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 3/5/02.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 41.

residents who are Medicaid-eligible, uninsured or uninsurable also produced budget gaps. The state is tapping non-recurring revenues such as $440 million tobacco settlement payments to balance its budget. The state may also be forced to use most of its reserve balance of $178 million.(3)

In third quarter 2001, independent credit rating agencies Moody's Investors Service and Standard & Poor's lowered Tennessee's general obligation (GO) ratings to Aa2 and AA from Aa1 and AA+.(4, 5) A few months later, both rating agencies revised the state's credit outlook to negative from stable, reflecting the state's near-term economic outlook, current fiscal year deficit and inability to agree on a plan to ensure long-term budget stability. Looking forward, Standard & Poor's expects Tennessee's legislature to adopt a solution to balance the 2002 and 2003 fiscal year budgets without significantly reducing the state's financial flexibility.

Aiding Tennessee are its historically moderate debt levels and modest debt ratios due to limited borrowing and pay-as-you-go financing. The state's debt to personal income and debt per capita are 1.2% and $308, well below the national medians of 2.1% and $540.(3)


PORTFOLIO NOTES
Long-term interest rates experienced some volatility during the Fund's fiscal year. However, the municipal bond market was less volatile than the Treasury market. The Bond Buyer Municipal Bond Index, an indicator of municipal bond market performance, declined in yield from 5.42% at the beginning of the


3. Source: Moody's Investors Service, NEW ISSUE: TENNESSEE (STATE OF), 1/29/02.
4. Source: Moody's Investors Service, RATING UPDATE: TENNESSEE (STATE OF), 8/10/01. This does not indicate Moody's rating of the Fund.
5. Source: Standard & Poor's, RATINGSDIRECT, 7/13/01. This does not indicate Standard & Poor's rating of the Fund.


[GRAPHIC OMITTED]
CREDIT QUALITY BREAKDOWN
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments
5/31/02

AAA - 63.3%
AA - 28.4%
A - 3.2%
BBB - 4.2%
Below Investment Grade - 0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
5/31/02

                   % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
-----------------------------

General Obligation      25.8%

Utilities               20.6%

Hospital & Health Care  14.9%

Prerefunded              9.0%

Other Revenue            7.5%

Housing                  6.9%

Transportation           5.8%

Subject to Government
Appropriations           4.2%

Corporate-Backed         2.7%

Higher Education         1.5%

Tax-Supported            1.1%



reporting period, to a period low of 5.12% on August 30, 2001, and ended the period at 5.37%. In contrast, the Treasury market, as represented by the 30-year Treasury bond, began the period yielding 5.75%, bottomed at 4.79% on November 7, 2001, and closed at 5.62%.(6) Bond yields and prices move inversely. Thus, Franklin Tennessee Municipal Bond Fund - Class A share price, as measured by net asset value, rose slightly from $10.82 on May 31, 2001, to $10.96 on May 31, 2002.

During the 12 months under review, we believed that the municipal bond market did not adequately compensate for lower-rated municipal credits' added risks. We purchased AAA-rated, insured municipal bonds, which we believed represented the best value in the marketplace at the time. Consequently, our portfolio's credit quality improved, with AAA securities representing 63.3% of the Fund's total long-term investments at period-end, up from 54.9% as of May 31, 2001.

We also aimed to invest new assets in bonds with at least 10-year call protection seeking to protect the Fund's long-term income stream. New positions added during the period included Williamson County GO, White House Utility Revenue, Clarksville Water and Sewer Revenue, and Memphis-Shelby Sports Authority for the Memphis Arena bonds. These purchases maintained the portfolio's broad sector diversification, which should help reduce its exposure to any particular sector's risk and volatility.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary


6. Source: THE BOND BUYER; Standard & Poor's Micropal. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

beginning on page 26 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.61%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Tennessee state personal income tax bracket of 42.28% would need to earn 7.99% from a taxable investment to match the Fund's tax-free distribution rate.

When managing our municipal bond funds, we do not try to compete with the equity markets for price performance. Municipal securities are excellent providers of tax-free income and, considering these investments' low-risk nature, are not the types of securities that can provide much excess price return other than that resulting from interest rate declines. State and local governments are not profit-generating entities. They seek to provide broad services to their residents and use taxes and fees to pay for such services. Thus, municipal securities are relatively safe investments.

Although we cannot predict interest rate cycles, we will continue to focus on obtaining the highest monthly tax-free income possible through our disciplined management approach. Overall, we believe Franklin Tennessee Municipal Bond Fund can provide investors with high credit quality and valuable tax-free income for the long term.


DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class A
6/1/01-5/31/02

                          DIVIDEND
MONTH                     PER SHARE
-----------------------------------

June                     4.55 cents

July                     4.55 cents

August                   4.55 cents

September                4.55 cents

October                  4.55 cents

November                 4.55 cents

December                 4.40 cents

January                  4.40 cents

February                 4.40 cents

March                    4.40 cents

April                    4.40 cents

May                      4.40 cents

-----------------------------------
TOTAL                   53.70 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of May 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


PERFORMANCE SUMMARY AS OF 5/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge. The Fund's manager agreed in advance to waive a portion of its management fees, and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.11%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         5/31/02   5/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.14         $10.96    $10.82
DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.5370


Past performance does not guarantee future results.

PERFORMANCE



                                                                    INCEPTION
CLASS A                                            1-YEAR   5-YEAR  (5/10/94)
-----------------------------------------------------------------------------
Cumulative Total Return(1)                         +6.38%   +32.20%  +65.81%
Average Annual Total Return(2)                     +1.86%    +4.82%   +5.91%
Avg. Ann. Total Return (6/30/02)(3)                +1.85%    +4.78%   +5.96%

Distribution Rate(4)                     4.61%
Taxable Equivalent Distribution Rate(5)  7.99%
30-Day Standardized Yield(6)             4.29%
Taxable Equivalent Yield(5)              7.43%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the current 4.40 cent per share monthly dividend and the maximum offering price of $11.45 per share on 5/31/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Tennessee state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX
(CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                    5/31/02
----------------------------------
1-Year                      +1.86%
5-Year                      +4.82%
Since Inception (5/10/94)   +5.91%

CLASS A (5/10/94-5/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Franklin Tennessee Municipal Bond Fund - Class A with that of the Lehman Brothers Municipal Bond Index(7) and CPI(7), based on a $10,000 investment from 5/10/94 to 5/31/02.


                    Franklin Tennessee            Lehman Brothers Municipal
Date                Municipal Bond Fund                     Bond Index(7)                          CPI(7)
--------------------------------------------------------------------------------------------------------
5/10/94                $ 9,579                               $10,000                             $10,000
5/31/94                $ 9,693            0.59%              $10,059           0.05%             $10,005
6/30/94                $ 9,579           -0.61%              $ 9,998           0.34%             $10,039
7/31/94                $ 9,799            1.83%              $10,181           0.27%             $10,066
8/31/94                $ 9,818            0.35%              $10,216           0.40%             $10,106
9/30/94                $ 9,644           -1.47%              $10,066           0.27%             $10,133
10/31/94               $ 9,381           -1.78%              $ 9,887           0.07%             $10,141
11/30/94               $ 9,148           -1.81%              $ 9,708           0.13%             $10,154
12/31/94               $ 9,448            2.20%              $ 9,921           0.00%             $10,154
1/31/95                $ 9,799            2.86%              $10,205           0.40%             $10,194
2/28/95                $10,103            2.91%              $10,502           0.40%             $10,235
3/31/95                $10,201            1.15%              $10,623           0.33%             $10,269
4/30/95                $10,219            0.12%              $10,636           0.33%             $10,303
5/31/95                $10,537            3.19%              $10,975           0.20%             $10,323
6/30/95                $10,436           -0.87%              $10,879           0.20%             $10,344
7/31/95                $10,485            0.95%              $10,983           0.00%             $10,344
8/31/95                $10,637            1.27%              $11,122           0.26%             $10,371
9/30/95                $10,706            0.63%              $11,192           0.20%             $10,392
10/31/95               $10,858            1.45%              $11,355           0.33%             $10,426
11/30/95               $11,063            1.66%              $11,543          -0.07%             $10,419
12/31/95               $11,187            0.96%              $11,654          -0.07%             $10,411
1/31/96                $11,250            0.76%              $11,743           0.59%             $10,473
2/29/96                $11,135           -0.68%              $11,663           0.32%             $10,506
3/31/96                $11,010           -1.28%              $11,513           0.52%             $10,561
4/30/96                $10,989           -0.28%              $11,481           0.39%             $10,602
5/31/96                $11,010           -0.04%              $11,477           0.19%             $10,622
6/30/96                $11,148            1.09%              $11,602           0.06%             $10,629
7/31/96                $11,254            0.90%              $11,706           0.19%             $10,649
8/31/96                $11,264           -0.02%              $11,704           0.19%             $10,669
9/30/96                $11,458            1.40%              $11,868           0.32%             $10,703
10/31/96               $11,577            1.13%              $12,002           0.32%             $10,737
11/30/96               $11,783            1.83%              $12,221           0.19%             $10,758
12/31/96               $11,729           -0.42%              $12,170           0.00%             $10,758
1/31/97                $11,740            0.19%              $12,193           0.32%             $10,792
2/28/97                $11,860            0.92%              $12,305           0.31%             $10,826
3/31/97                $11,705           -1.33%              $12,142           0.25%             $10,853
4/30/97                $11,817            0.84%              $12,244           0.12%             $10,866
5/31/97                $11,995            1.51%              $12,429          -0.06%             $10,859
6/30/97                $12,129            1.07%              $12,562           0.12%             $10,872
7/31/97                $12,512            2.77%              $12,909           0.12%             $10,885
8/31/97                $12,365           -0.94%              $12,788           0.19%             $10,906
9/30/97                $12,543            1.19%              $12,940           0.25%             $10,933
10/31/97               $12,620            0.64%              $13,023           0.25%             $10,961
11/30/97               $12,754            0.59%              $13,100          -0.06%             $10,954
12/31/97               $12,981            1.46%              $13,291          -0.12%             $10,941
1/31/98                $13,116            1.03%              $13,428           0.19%             $10,962
2/28/98                $13,112            0.03%              $13,432           0.19%             $10,983
3/31/98                $13,120            0.09%              $13,444           0.19%             $11,003
4/30/98                $13,058           -0.45%              $13,384           0.18%             $11,023
5/31/98                $13,289            1.58%              $13,595           0.18%             $11,043
6/30/98                $13,368            0.39%              $13,648           0.12%             $11,056
7/31/98                $13,400            0.25%              $13,682           0.12%             $11,070
8/31/98                $13,611            1.55%              $13,894           0.12%             $11,083
9/30/98                $13,786            1.25%              $14,068           0.12%             $11,096
10/31/98               $13,733            0.00%              $14,068           0.24%             $11,123
11/30/98               $13,800            0.35%              $14,117           0.00%             $11,123
12/31/98               $13,839            0.25%              $14,153          -0.06%             $11,116
1/31/99                $13,981            1.19%              $14,321           0.24%             $11,143
2/28/99                $13,903           -0.44%              $14,258           0.12%             $11,156
3/31/99                $13,957            0.14%              $14,278           0.30%             $11,190
4/30/99                $13,962            0.25%              $14,314           0.73%             $11,271
5/31/99                $13,844           -0.58%              $14,231           0.00%             $11,271
6/30/99                $13,564           -1.44%              $14,026           0.00%             $11,271
7/31/99                $13,568            0.36%              $14,076           0.30%             $11,305
8/31/99                $13,323           -0.80%              $13,964           0.24%             $11,332
9/30/99                $13,267            0.04%              $13,969           0.48%             $11,387
10/31/99               $12,970           -1.08%              $13,818           0.18%             $11,407
11/30/99               $13,128            1.06%              $13,965           0.06%             $11,414
12/31/99               $12,945           -0.75%              $13,860           0.00%             $11,414
1/31/00                $12,824           -0.44%              $13,799           0.30%             $11,448
2/29/00                $12,999            1.16%              $13,959           0.59%             $11,516
3/31/00                $13,382            2.18%              $14,263           0.82%             $11,610
4/30/00                $13,261           -0.59%              $14,179           0.06%             $11,617
5/31/00                $13,101           -0.52%              $14,106           0.12%             $11,631
6/30/00                $13,501            2.65%              $14,479           0.52%             $11,692
7/31/00                $13,747            1.39%              $14,681           0.23%             $11,718
8/31/00                $14,006            1.54%              $14,907           0.00%             $11,718
9/30/00                $13,882           -0.52%              $14,829           0.52%             $11,779
10/31/00               $14,050            1.09%              $14,991           0.17%             $11,799
11/30/00               $14,193            0.76%              $15,105           0.06%             $11,807
12/31/00               $14,659            2.47%              $15,478          -0.06%             $11,799
1/31/01                $14,748            0.99%              $15,631           0.63%             $11,874
2/28/01                $14,824            0.32%              $15,681           0.40%             $11,921
3/31/01                $14,942            0.90%              $15,822           0.23%             $11,949
4/30/01                $14,746           -1.08%              $15,651           0.40%             $11,996
5/31/01                $14,906            1.08%              $15,820           0.45%             $12,050
6/30/01                $15,051            0.67%              $15,926           0.17%             $12,071
7/31/01                $15,322            1.48%              $16,162          -0.28%             $12,037
8/31/01                $15,566            1.65%              $16,429           0.00%             $12,037
9/30/01                $15,419           -0.34%              $16,373           0.45%             $12,091
10/31/01               $15,637            1.19%              $16,568          -0.34%             $12,050
11/30/01               $15,532           -0.84%              $16,429          -0.17%             $12,030
12/31/01               $15,298           -0.95%              $16,273          -0.39%             $11,983
1/31/02                $15,573            1.73%              $16,554           0.23%             $12,010
2/28/02                $15,778            1.20%              $16,753           0.40%             $12,058
3/31/02                $15,455           -1.96%              $16,424           0.56%             $12,126
4/30/02                $15,748            1.95%              $16,745           0.56%             $12,194
5/31/02                $15,882            0.61%              $16,847           0.00%             $12,194
========================================================================================================
Total Return            58.82%                    67.48%                     21.88%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


                                                                                      CLASS A
                                                            ---------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
                                                            ---------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                            ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $9.95       $9.52      $10.60      $10.65      $10.10
                                                            ---------------------------------------------------------
Income from investment operations:
 Net investment income(a) .................................      .57(c)      .60         .56         .57         .62
 Net realized and unrealized gains (losses) ...............      .02(c)      .39       (1.08)       (.04)        .55
                                                            ---------------------------------------------------------
Total from investment operations ..........................      .59         .99        (.52)        .53        1.17
                                                            ---------------------------------------------------------
Less distributions from net investment income .............     (.57)       (.56)       (.56)       (.58)       (.62)
                                                            ---------------------------------------------------------
Net asset value, end of year ..............................    $9.97       $9.95      $ 9.52      $10.60      $10.65
                                                            =========================================================

Total return(b) ...........................................    5.99%      10.61%     (4.88)%       5.07%      11.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................... $503,337    $483,666    $464,423    $583,752    $412,211
Ratios to average net assets:
 Expenses .................................................     .61%        .50%        .49%        .44%        .35%
 Expenses excluding waiver ................................     .65%        .65%        .66%        .71%        .69%
 Net investment income ....................................    5.66%(c)    6.02%       5.70%       5.22%       5.81%
Portfolio turnover rate ...................................   21.77%      29.01%      47.45%      14.31%      37.75%


a  Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(e) resulting in an increase (decrease) of $.01 and $(.01) to the net investment income and net realized and unrealized gains per share, respectively, and an increase of .08% to the ratio of net investment income to average net assets for the year ended May 31, 2002.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)


                                                                                      CLASS B
                                                                         --------------------------------
                                                                                  YEAR ENDED MAY 31,
                                                                         --------------------------------
                                                                            2002        2001     2000(D)
                                                                         --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $ 9.98       $9.54       $9.34
                                                                         --------------------------------
Income from investment operations:
 Net investment income(a) .............................................      .52(c)      .53         .17
 Net realized and unrealized gains ....................................      .03(c)      .42         .20
                                                                         --------------------------------
Total from investment operations ......................................      .55         .95         .37
                                                                         --------------------------------
Less distributions from net investment income .........................     (.51)       (.51)       (.17)
                                                                         --------------------------------
Net asset value, end of year ..........................................   $10.02       $9.98       $9.54
                                                                         ================================

Total return(b) .......................................................    5.58%      10.08%       4.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $23,029     $11,598        $808
Ratios to average net assets:
 Expenses .............................................................    1.16%       1.05%       1.02%(e)
 Expenses excluding waiver ............................................    1.20%       1.20%       1.19%(e)
 Net investment income ................................................    5.13%(c)    5.32%       5.33%(e)
Portfolio turnover rate ...............................................   21.77%      29.01%      47.45%


a  Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(e) resulting in an increase (decrease) of $.01 and $(.01) to the net investment income and net realized and unrealized gains per share, respectively, and an increase of .08% to the ratio of net investment income to average net assets for the year ended May 31, 2002.
d  For the period February 1, 2000 (effective date) to May 31, 2000.
e  Annualized

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)


                                                                                      CLASS C
                                                             --------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
                                                             --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                             --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $ 9.98       $9.55      $10.63      $10.68      $10.12
                                                             --------------------------------------------------------
Income from investment operations:
 Net investment income(a) .................................      .52(c)      .54         .51         .51         .56
 Net realized and unrealized gains (losses) ...............      .02(c)      .40       (1.08)       (.04)        .56
                                                             --------------------------------------------------------
Total from investment operations ..........................      .54         .94        (.57)        .47        1.12
                                                             --------------------------------------------------------
Less distributions from net investment income .............     (.51)       (.51)       (.51)       (.52)       (.56)
                                                             --------------------------------------------------------
Net asset value, end of year ..............................   $10.01       $9.98      $ 9.55      $10.63      $10.68
                                                             ========================================================

Total return(b) ...........................................    5.49%       9.98%     (5.39)%       4.48%      11.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................  $74,611     $67,735     $64,890     $78,338     $40,363
Ratios to average net assets:
 Expenses .................................................    1.16%       1.05%       1.04%        .99%        .90%
 Expenses excluding waiver ................................    1.20%       1.20%       1.21%       1.26%       1.24%
 Net investment income ....................................    5.12%(c)    5.48%       5.15%       4.66%       5.23%
Portfolio turnover rate ...................................   21.77%      29.01%      47.45%      14.31%      37.75%


a  Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(e) resulting in an increase (decrease) of $.01 and $(.01) to the net investment income and net realized and unrealized gains per share, respectively, and an increase of .08% to the ratio of net investment income to average net assets for the year ended May 31, 2002.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002


                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 BONDS 86.7%
 ABAG 1915 Act Revenue, Windemere Ranch AD 1,
    7.30%, 9/02/17 .............................................................  $10,160,000 $ 10,690,758
    7.35%, 9/02/20 .............................................................    8,055,000    8,438,337
    7.45%, 9/02/30 .............................................................    5,000,000    5,275,850
 ABAG 1915 Act, Special Assessment, Windmere Ranch AD 99-1,
    6.20%, 9/02/20 .............................................................    2,000,000    2,014,900
    6.30%, 9/02/25 .............................................................    5,015,000    5,034,408
 ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 ...............    1,370,000    1,468,873
 Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project,
     Series A, Pre-Refunded, 7.50%, 9/01/28 ....................................    3,335,000    3,987,826
    Water Systems Acquisition Project, sub. lien,
     Series A, Pre-Refunded, 7.50%, 9/01/28 ....................................    2,000,000    2,507,220
 Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ................................    1,240,000    1,265,904
 Alameda PFA, Local Agency Revenue, Special Tax, Community Facility No. 1-A,
    6.70%, 8/01/12 .............................................................    3,400,000    3,604,986
    7.00%, 8/01/19 .............................................................    4,015,000    4,247,469
 American Canyon Joint Powers Financing Authority Lease Revenue,
  Civic/Recreation Facilities, 6.40%, 6/01/22 ..................................    1,000,000    1,022,970
 Avenal PFAR, Refunding,
    7.00%, 9/02/10 .............................................................    1,310,000    1,378,801
    7.25%, 9/02/27 .............................................................    3,665,000    3,827,689
 Benicia 1915 Act, Fleetside Industrial Park Assessment,
  Refunding, 7.00%, 9/02/14 ....................................................      440,000      454,155
 Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
    1/01/03 ....................................................................      220,000      227,429
    1/01/04 ....................................................................      235,000      254,463
    1/01/05 ....................................................................      285,000      319,801
    1/01/06 ....................................................................      340,000      393,305
    Pre-Refunded, 7.40%, 1/01/18 ...............................................    7,680,000    8,884,070
 California City RDA, Tax Allocation Revenue, Refunding,
  Series A-1, 7.75%, 9/01/34 ...................................................    9,670,000   10,426,968
 California Educational Facilities Authority Revenue,
    Keck Graduate Institute, 6.75%, 6/01/30 ....................................    2,500,000    2,677,525
    Pooled College and University, Series B, 6.625%, 6/01/20 ...................    1,000,000    1,071,720
    Pooled College and University, Series B, 6.30%, 4/01/21 ....................    1,000,000    1,065,440
 California Health Facilities Financing Authority Revenue,
    Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 ................    3,250,000    3,228,745
    Kaiser Permanente, Series A, 5.40%, 5/01/28 ................................    8,000,000    7,782,160
    Kaiser Permanente, Series B, 5.25%, 10/01/16 ...............................    3,250,000    3,275,903
    Thessalonika Family, Series A, 6.20%, 12/01/15 .............................      990,000    1,073,457
 California HFAR, Home Mortgage, Series H, 6.25%, 8/01/27 ......................    1,430,000    1,469,468
 California PCFA,
    PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 .............    2,000,000    1,946,600
    Solid Waste Disposal Revenue, Browning-Ferris Industries Inc.,
     6.75%, 9/01/19 ............................................................    7,000,000    6,921,880
    Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project,
     6.875%, 11/01/27 ..........................................................    9,100,000    8,901,620
 California Special Districts Association Finance Corp. COP,
  Series V, 7.50%, 5/01/13 .....................................................       50,000       52,517
 California State GO, FGIC Insured, 6.00%, 8/01/19 .............................       30,000       32,784
 California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ..    1,860,000    1,916,897
 California Statewide CDA,
    COP, Catholic Healthcare West, 6.50%, 7/01/20 ..............................   12,060,000   12,502,120
    COP, International School of Peninsula Project, 7.50%, 11/01/29 ............   10,955,000   11,220,768


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California Statewide CDA, (cont.)
    COP, Windward School, 6.90%, 9/01/23 .......................................  $ 2,000,000  $ 2,067,100
    Lease Revenue, Special Facilities, United Airlines,
     Series A, 5.70%, 10/01/33 .................................................    3,320,000    1,761,393
 California Statewide CDA Revenue,
    Bentley School, Refunding, 6.75%, 7/01/32 ..................................    8,000,000    8,212,800
    COP, Familiesfirst Inc., CHFCLP Insured, Pre-Refunded, 7.25%, 12/01/22 .....    1,800,000    2,064,024
    Eskaton Village Grass Valley, 8.25%, 11/15/31 ..............................   10,000,000   10,627,800
    Monterey Institute International, 7.75%, 7/01/31 ...........................   10,000,000   10,162,400
    Prospect Sierra School, 6.75%, 9/01/32 .....................................    5,000,000    4,942,100
 (a)Presidio Hill School, 6.87%, 8/01/32 .......................................    6,195,000    6,136,209
    Seven Hills School, 6.50%, 8/01/31 .........................................    5,600,000    5,555,928
    Sonoma County Day School, 6.75%, 1/01/32 ...................................    6,000,000    6,028,380
    Thomas Jefferson School of Law Project, 7.75%, 10/01/31 ....................    5,000,000    5,002,900
    Turning Point, 6.50%, 11/01/31 .............................................    6,130,000    6,160,589
 California University Fresno Association Inc. Revenue,
  Senior Auxiliary Organization Event Center, 6.00%,
    7/01/22 ....................................................................    3,500,000    3,517,710
    7/01/26 ....................................................................    2,500,000    2,502,000
 Campbell RDA, Tax Allocation, Central Campbell Redevelopment Project,
  Series A, 6.55%, 10/01/32 ....................................................    5,300,000    5,669,198
 Chula Vista Special Tax, CFD No. 2000-1, 6.60%, 9/01/30 .......................    1,500,000    1,552,725
 Corona-Norco USD, Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ...................    2,120,000    2,227,272
 Cotati South Sonoma Business Park AD, Special Assessment, Improvement,
  6.50%, 9/02/33 ...............................................................    5,875,000    5,669,199
 Duarte RDA, Tax Allocation,
    Davis Addition Project Area, Refunding, 6.70%, 9/01/14 .....................    2,615,000    2,867,949
    Davis Addition Project Area, Refunding, 6.90%, 9/01/18 .....................    4,120,000    4,470,447
    Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ...........      730,000      874,817
 El Dorado County Public Financing Revenue, 6.375%, 2/15/25 ....................    1,885,000    1,990,843
 El Dorado County Special Tax, CFD No. 1992-1, 6.125%, 9/01/16 .................    4,760,000    4,886,045
 Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1,
  7.00%, 9/01/29 ...............................................................    3,500,000    3,645,985
 Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ......    1,840,000    1,997,154
 Fontana Special Tax CFD No. 12,
    6.60%, 9/01/19 .............................................................    3,295,000    3,442,616
    6.625%, 9/01/30 ............................................................    7,675,000    7,965,806
 Garden Grove Housing Authority MFHR, Set-Aside Tax Increment,
  Series C, 6.70%, 7/01/24 .....................................................    6,375,000    6,592,388
 Gateway Improvement Authority Revenue, Marin City CFD,
  Series A, Pre-Refunded, 7.75%, 9/01/25 .......................................    2,500,000    2,912,300
 Granada Sanitation District 1915 Act, Sewage Treatment Facilities,
  Financing District, Series A,
    7.125%, 9/02/16 ............................................................      830,000      856,178
    7.25%, 9/02/22 .............................................................      865,000      891,979
 Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ...........................    3,910,000    3,988,005
 Hawaiian Gardens RDA, Tax Allocation, Project No. 1,
  Refunding, 6.35%, 12/01/33 ...................................................    4,000,000    4,137,440
 Hercules RDA, Tax Allocation, Hercules Merged Project, 6.40%, 9/01/21 .........    5,000,000    4,923,350
 Hesperia PFAR, Series B, 7.375%, 10/01/23 .....................................    1,930,000    1,981,801
 Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 ..    5,000,000    5,055,100
 Huntington Beach PFAR, Huntington Beach Redevelopment Projects,
  Refunding, 7.00%, 8/01/24 ....................................................    1,000,000    1,023,120
 Imperial County Special Tax, CFD No. 98-1,
    6.45%, 9/01/17 .............................................................    2,155,000    1,980,682
    6.50%, 9/01/31 .............................................................    5,705,000    5,074,027


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Indio 1915 Act, GO,
      AD No. 99-1, 7.125%, 9/02/20 .............................................  $ 2,460,000  $ 2,541,082
      AD No. 2001-1, 6.50%, 9/02/26 ............................................    4,800,000    4,753,152
   John C. Fremont Hospital District Health Facilities Revenue,
    6.75%, 6/01/13 .............................................................    1,500,000    1,640,685
   Lake Elsinore 1915 Act, AD No. 93-1,
      Limited Obligation, Refunding, 7.00%, 9/02/30 ............................    9,000,000    9,311,040
      Special Assessment, Series A, Pre-Refunded, 7.90%, 9/02/24 ...............    1,265,000    1,322,697
   Lake Elsinore USD, CFD, Special Tax, No. 2001-1, 6.30%, 9/01/33 .............    4,525,000    4,481,741
   Lancaster RDA, Tax Allocation,
      7.00%, 12/01/29 ..........................................................    1,780,000    1,802,357
      Residential Redevelopment Project, sub. lien, Refunding, 6.65%, 9/01/27 ..    2,500,000    2,628,175
   Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 .............    3,500,000    3,909,010
   Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 .....................    1,150,000    1,158,062
   Lynwood PFA,
      Lease Revenue, 6.25%, 9/01/22 ............................................    1,080,000    1,136,992
      Lease Revenue, 6.30%, 9/01/29 ............................................    2,680,000    2,804,808
      Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .....................    1,000,000    1,046,570
   Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 ..............    1,175,000    1,232,928
   Modesto PFA, Lease Revenue, John Thurman Field Renovation Project,
    6.125%, 11/01/16 ...........................................................    1,530,000    1,634,392
   Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ............    4,100,000    4,044,035
   Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement, Area A,
    6.20%, 9/01/25 .............................................................    2,105,000    2,039,345
   Norco Special Tax CFD, GO, No. 97-1, 7.10%, 10/01/30 ........................    2,640,000    2,808,274
   North Natomas CFD, Special Tax No. 4, Series B, 6.375%, 9/01/31 .............    4,375,000    4,459,481
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
    Series A, 6.60%, 3/15/28 ...................................................    1,905,000    1,926,279
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...........    2,650,000    2,878,563
   Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs,
    8.25%, 9/02/19    1,393,000    1,397,458
(b)Palmdale Special Tax CFD No. 93-1, Ritter Ranch Project,
    Series A, 8.50%, 9/01/17 ...................................................   10,000,000    5,000,000
   Perris PFA, Local Agency Revenue, Series B, Pre-Refunded, 7.25%, 8/15/23 ....      500,000      544,030
   Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ...    8,250,000    8,296,943
   Rancho Cucamonga CFD, Special Tax No. 2001-01, Series A,
      6.30%, 9/01/23 ...........................................................    2,000,000    2,020,860
      6.375%, 9/01/31 ..........................................................    1,300,000    1,316,861
   Rancho Water District Special Tax, Community Facilities 99-1,
      Area A, Series A, 6.70%, 9/01/30 .........................................    2,250,000    2,330,438
      Area B, Series A, 6.70%, 9/01/30 .........................................    2,630,000    2,724,023
   Richmond 1915 Act, Limited Obligation, ID No. 99-01, 7.20%, 9/02/30 .........    7,885,000    8,137,635
   Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 ..........    2,640,000    2,734,934
   Riverside County CFD,
      Special Tax No. 87-5, senior lien,, Refunding, Series A, 7.00%, 9/01/13 ..    7,335,000    7,756,616
      Special Tax No. 89-1, Mountain Cove, Refunding, 6.50%, 9/01/25 ...........    3,390,000    3,429,426
   Roseville Special Tax,
      Highland, CFD No. 1, 6.30%, 9/01/25 ......................................    8,960,000    9,052,557
      Stoneridge CFD No. 1, 6.20%, 9/01/21 .....................................    1,250,000    1,268,038
      Stoneridge CFD No. 1, 6.30%, 9/01/31 .....................................    1,500,000    1,522,635
      Woodcreek West CFD No. 1, 6.70%, 9/01/25 .................................    3,000,000    3,129,630
   Sacramento County Special Tax, CFD No.1, Refunding, 6.30%, 9/01/21 ..........    1,575,000    1,591,191


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   San Bernardino Associated Communities Financing Authority COP,
    Granada Hills Health Care, Refunding and Improvement,
    Series A, 6.90%, 5/01/27 ...................................................  $ 3,000,000   $  900,000
   San Diego County Educational Facilities Authority No. 1 Lease Revenue,
    6.50%, 8/15/15 .............................................................      850,000      912,169
   San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ....    3,500,000    4,065,915
   San Francisco City and County Airport Commission International
    Airport Revenue, Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 .....    1,570,000    1,671,359
   San Francisco City and County Revenue, Irwin Memorial Blood Center,
    Series A, Pre-Refunded, 6.80%, 12/01/21 ....................................      800,000      817,448
   San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and
    Restoration Assessment, FSA Insured, 6.00%, 9/02/14 ........................      785,000      815,796
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Refunding, Series A, 5.50%, 1/15/28 ......................................    2,200,000    2,046,000
      senior lien, 5.00%, 1/01/33 ..............................................    9,500,000    8,271,270
      senior lien, Pre-Refunded, 7.00%, 1/01/30 ................................      675,000      710,053
(b)San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .............    6,660,000    2,464,200
   San Marcos PFA, Special Tax Revenue,
      Series A, 6.70%, 9/01/32 .................................................    3,500,000    3,589,390
      Series A, 6.30%, 9/01/33 .................................................    5,000,000    5,008,850
      Series B, 6.50%, 9/01/33 .................................................    6,670,000    6,642,586
   San Marcos Public Facilities Authority Special Tax Revenue,
    Series A, 6.45%, 9/01/34 ...................................................    3,200,000    3,186,656
   San Marcos RDA, Tax Allocation, Affordable Housing Project,
    Series A, 5.65%, 10/01/28 ..................................................    2,000,000    2,015,320
   San Marcos USD, Special Tax, CFD No. 4, Zone A, 7.00%, 9/01/30 ..............      750,000      766,103
   San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 ........    1,000,000    1,013,490
   San Ramon PFA, Tax Allocation Revenue, Refunding, 6.90%, 2/01/24 ............      800,000      848,056
   Simi Valley 1915 Act, AD No. 98-1, Madera, 7.30%, 9/02/24 ...................    4,000,000    4,224,840
   Southern California Public Power Authority Transmission Project Revenue,
    Southern Transmission Project, 6.125%, 7/01/18 .............................      500,000      511,370
   Stockton CFD, Supplemental Tax, Spanos Park West, 6.25%, 9/01/25 ............    5,000,000    4,907,550
   Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 .....    9,345,000    9,777,019
   Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 .......................   14,830,000   15,073,360
   Vallejo RDA, Tax Allocation, Housing Set-Aside, Series A, 7.00%, 10/01/31 ...    5,410,000    5,375,917
   West Sacramento Special Tax, CFD No. 10, 6.75%, 9/01/26 .....................    3,235,000    3,379,863
   Western Placer Waste Management Authority Revenue,
    Refunding, 6.75%, 7/01/14 ..................................................    7,400,000    7,956,924
                                                                                              ------------
   TOTAL BONDS (COST $517,231,400) .............................................               521,047,992
                                                                                              ------------
   ZERO COUPON BONDS 12.1%
   California HFAR, Home Mortgage, Series F, FSA Insured, 8/01/31 ..............   13,560,000    2,114,411
   Duarte RDA Tax Allocation, Capital Appreciation,
    Merged Redevelopment Project,12/01/28 ......................................   30,795,000    6,078,933
   Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation,
      Refunding,
      1/15/26 ..................................................................   38,720,000    9,571,197
      1/15/30 ..................................................................    4,000,000      773,560
      1/15/31 ..................................................................   85,780,000   15,573,359
   San Diego RDA, Capital Appreciation, Tax Allocation, Series B,
      9/01/10 ..................................................................    3,770,000    2,399,454
      9/01/15 ..................................................................    6,810,000    3,141,589
      9/01/16 ..................................................................    1,500,000      640,200
      9/01/19 ..................................................................    1,800,000      632,484
      9/01/20 ..................................................................    1,800,000      590,004


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)

   ZERO COUPON BONDS (CONT.)
   San Diego RDA, Capital Appreciation, Tax Allocation, Series B, (cont.)
      9/01/21 ..................................................................  $ 1,800,000   $  558,126
      9/01/22 ..................................................................    1,900,000      554,344
      9/01/23 ..................................................................    1,900,000      527,003
      9/01/24 ..................................................................    1,900,000      488,699
      9/01/25 ..................................................................    1,900,000      454,594
      9/01/26 ..................................................................    1,900,000      427,462
      9/01/27 ..................................................................    1,900,000      401,926
      9/01/28 ..................................................................    1,900,000      377,397
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      junior lien, ETM, 1/01/28 ................................................   19,150,000    4,734,455
      Refunding, Series A, 1/15/21 .............................................   24,750,000   17,408,655
      senior lien, Refunding, Series A, 1/15/16 ................................    4,500,000    3,223,620
      senior lien, Refunding, Series A, 1/15/19 ................................    3,000,000    2,127,235
                                                                                              ------------
   TOTAL ZERO COUPON BONDS (COST $63,334,659) ..................................                72,798,707
                                                                                              ------------
   TOTAL LONG TERM INVESTMENTS (COST $580,566,059) .............................               593,846,699
                                                                                              ------------
(c)SHORT TERM INVESTMENTS .6%
   Irvine 1915 Act, Special Assessment,
      AD No. 87-8, Daily VRDN and Put, 1.55%, 9/20/24 ..........................      100,000      100,000
      AD No. 93-14, Daily VRDN and Put, 1.65%, 9/02/25 .........................      400,000      400,000
   Los Angeles Department Water and Power Waterworks Revenue, Sub Series B-2,
    Weekly VRDN and Put, 1.55%, 7/01/35 ........................................      400,000      400,000
   Metropolitan Water District Southern California Waterworks Revenue,
    Refunding, Series B-1, Daily VRDN and Put, 1.55%, 7/01/35 ..................      600,000      600,000
   Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 1.55%, 8/01/04 .............................      300,000      300,000
      Series A, Daily VRDN and Put, 1.55%, 8/01/29 .............................      600,000      600,000
      Series B, Daily VRDN and Put, 1.55%, 8/01/30 .............................    1,000,000    1,000,000
                                                                                              ------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) ..............................                 3,400,000
                                                                                              ------------
   TOTAL INVESTMENTS (COST $583,966,059) 99.4% .................................               597,246,699
   OTHER ASSETS, LESS LIABILITIES .6% ..........................................                 3,730,075
                                                                                              ------------
   NET ASSETS 100.0% ...........................................................              $600,976,774
                                                                                              ============



See glossary of terms on page 44.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
b  See Note 6 regarding defaulted securities.
c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN TENNESSEE MUNICIPAL BOND FUND


                                                                                  YEAR ENDED MAY 31,
                                                             --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                             --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year
Net asset value, beginning of year .........................  $10.82      $10.02      $11.16      $11.27      $10.71
                                                             --------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..................................     .52         .55         .56         .55         .57
 Net realized and unrealized gains (losses) ................     .15         .81       (1.15)       (.08)        .56
                                                             --------------------------------------------------------
Total from investment operations ...........................     .67        1.36        (.59)        .47        1.13
                                                             --------------------------------------------------------
Less distributions from:
 Net investment income .....................................    (.54)       (.56)       (.55)       (.55)       (.57)
 Net realized gains ........................................      --          --          --        (.03)         --
                                                             --------------------------------------------------------
Total distributions ........................................    (.54)       (.56)       (.55)       (.58)       (.57)
                                                             --------------------------------------------------------
Net asset value, end of year ...............................  $10.95      $10.82      $10.02      $11.16      $11.27
                                                             ========================================================

Total return(b) ............................................   6.38%      13.74%     (5.30)%       4.19%      10.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................ $99,208     $85,455     $63,742     $77,117     $44,526
Ratios to average net assets:
 Expenses ..................................................    .56%        .40%        .40%        .40%        .40%
 Expenses excluding waiver .................................    .80%        .82%        .81%        .81%        .81%
 Net investment income .....................................   4.76%       5.13%       5.36%       4.88%       5.12%
Portfolio turnover rate ....................................  22.99%       9.89%      29.94%      13.39%      37.67%


a  Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002


                                                                                    PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.8%
 Chattanooga GO, 5.00%, 3/01/22 ................................................    $2,215,000 $ 2,187,468
 Clarksville Water Sewer and Gas Revenue, Refunding and Improvement,
  FSA Insured, 5.00%, 2/01/22 ..................................................     2,000,000   1,972,780
 Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 .................     3,000,000   3,003,448
 Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured,
  5.30%, 5/01/28 ...............................................................     3,000,000   2,983,110
 Franklin IDB, MFHR, Landings Apartment Project, Refunding,
  Series A, FSA Insured, 6.00%, 10/01/26 .......................................     1,000,000   1,032,230
 Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ..........       500,000     356,835
 Hollow Rock-Bruceton Special School District GO, FSA Insured,
  Pre-Refunded, 5.75%, 4/01/24 .................................................       500,000     557,050
 Humphreys County IDB, Solid Waste Disposal Revenue,
  Dupont Denemours and Co. Project, 6.70%, 5/01/24 .............................       800,000     851,456
 Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 ....................     2,000,000   2,008,440
 Johnson City GO,
    Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ..............       500,000     539,880
    Solid Waste, AMBAC Insured, 5.80%, 5/01/09 .................................       100,000     107,423
 Johnson City Health and Educational Facilities Board Hospital Revenue,
    Refunding, First Mortgage Mountain States Health,
    Series A, MBIA Insured, 6.00%, 7/01/21 .....................................     2,970,000   3,197,383
    Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 .................     3,000,000   2,977,800
 Johnson City Health and Educational Facilities Board Revenue,
  Pine Oaks Assisted Project, Series A, GNMA Secured, 5.90%, 6/20/37 ...........     1,390,000   1,425,320
 Johnson County Public Improvement GO, Series B, AMBAC Insured,
  Pre-Refunded, 6.70%, 5/01/20 .................................................       100,000     113,300
 Knox County First Utility District Water and Sewer Revenue,
  Refunding and Improvement, Series A, MBIA Insured, 5.625%, 12/01/19 ..........     1,000,000   1,041,200
 Knox County Health, Educational and Housing Board Hospital
  Facilities Revenue, Fort Sanders Alliance, Refunding,
  MBIA Insured, 5.75%, 1/01/14 .................................................     1,250,000   1,369,588
 Knox County IDB, MFR, Waterford Apartments, Refunding,
  Series A, FHA Insured, 5.95%, 3/01/28 ........................................       250,000     256,293
 Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
  Refunding, MBIA Insured, 6.10%, 1/01/19 ......................................       100,000     106,953
 Knoxville Electric Revenue, System Series U, 5.125%, 7/01/21 ..................     2,340,000   2,340,679
 Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 .....     1,000,000   1,104,530
 Lawrenceburg PBA, GO, Electric Systems, Public Works,
  AMBAC Insured, 5.00%, 7/01/22 ................................................     2,500,000   2,509,350
 Lenoir City Electric System Revenue, Refunding and Improvement,
  FSA Insured, 5.00%, 6/01/21 ..................................................     2,000,000   1,983,040
 Loudon County IDB, Solid Waste Disposal Revenue,
  Kimberly-Clark Corp. Project, 6.20%, 2/01/23 .................................     1,305,000   1,334,597
 Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ...................       150,000     164,667
 McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ...       500,000     557,050
 Memphis GO, 5.00%, 4/01/17 ....................................................     2,000,000   2,030,920
 Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
    Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 ................       150,000     153,420
    MF River Trace II, Refunding, Series A, FNMA Secured, 6.45%, 4/01/26 .......       100,000     103,640
 Memphis-Shelby County Airport Authority Airport Revenue Series D,
  AMBAC Insured, 6.00%, 3/01/24 ................................................     4,780,000   5,072,966
 Memphis-Shelby County Airport Authority Special Facilities and
  Project Revenue, Federal Express Corp., 6.75%, 9/01/12 .......................       100,000     102,366
 Memphis-Shelby County Sports Authority Revenue, Memphis Arena Project,
  Series A, AMBAC Insured, 5.25%, 11/01/23 .....................................     7,145,000   7,167,364
 Metropolitan Government of Nashville and Davidson County Electric Revenue,
  Series A, 5.20%, 5/15/23 .....................................................       800,000     802,552
 Metropolitan Government of Nashville and Davidson County GO,
    Public Improvements, 5.875%, 5/15/26 .......................................     1,000,000   1,049,780
    Refunding, 5.125%, 5/15/25 .................................................     2,600,000   2,587,754
 Metropolitan Government of Nashville and Davidson County Health and
    Educational Facilities Board Revenue, Ascension Health Credit,
    Refunding, Series A, AMBAC Insured, 5.875%, 11/15/28 .......................     2,500,000   2,607,125
    Meharry Medical College Project, AMBAC Insured, Pre-Refunded,
     6.875%, 12/01/24 ..........................................................       150,000     169,460
    Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 ...........       500,000     526,225
    Multi-Modal Health Facility, Asset Guaranteed, 5.50%, 5/01/23 ..............       900,000     906,633


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                    PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Metropolitan Government of Nashville and Davidson County Sports Authority
  Revenue, Stadium Public Improvement
  Project, AMBAC Insured, 5.875%, 7/01/21 ......................................    $1,775,000 $ 1,863,413
 Metropolitan Government of Nashville and Davidson County Water and
  Sewer Revenue, Refunding, 5.50%, 1/01/16 .....................................       620,000     621,544
 Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11        180,000     197,363
 Montgomery County Health Educational and Housing Facility Board Hospital
  Revenue, Clarksville Regional Health System, Refunding and Improvement,
  5.375%, 1/01/28 ..............................................................     3,000,000   2,597,370
 Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ..       750,000     762,803
 Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 .................       100,000     103,317
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 .....................       100,000     110,484
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
  Series Y, Pre-Refunded, 6.00%, 7/01/22 .......................................       500,000     567,650
 Puerto Rico Electric Power Authority Revenue, Series R, Pre-Refunded,
  6.25%, 7/01/17 ...............................................................       100,000     101,853
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Hospital Revenue, Hospital Auxilio Mutuo
  Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...........................       200,000     217,120
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
  Series D, 5.375%, 7/01/33 ....................................................     2,500,000   2,514,375
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines,
  Series A, 6.25%, 6/01/26 .....................................................       600,000     491,898
 Shelby County GO, Public Improvement and School, Refunding,
  Series B, 5.00%, 6/01/24 .....................................................     2,500,000   2,454,200
 Shelby County Health Educational and Housing Facilities Board Revenue,
  Ave Maria Assisted Living Project, Series A, 5.50%, 12/01/31 .................     2,010,000   2,016,734
 South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ..................       300,000     310,746
 Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 .......       350,000     365,204
 Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 .............       170,000     177,086
 Tennessee HDA,
    Homeownership Program, 5.375%, 7/01/23 .....................................       960,000     966,518
    Homeownership Program, Issue 4A, 6.375%, 7/01/22 ...........................       710,000     733,167
    Homeownership Project, Series 3C, 6.00%, 1/01/20 ...........................     2,130,000   2,184,528
    Mortgage Finance, Series B, 6.60%, 7/01/25 .................................        35,000      36,354
    Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ...................       625,000     646,619
 Tennessee State Local Development Authority Revenue,
  Community Provider Pooled Loan Program, Pre-Refunded, 6.55%, 10/01/23 ........       100,000     111,522
 Tennessee State School Board Authority, Higher Educational Facilities,
  2nd Program, Series A, 5.00%, 5/01/28 ........................................     1,500,000   1,451,280
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
  Series A, 5.50%, 10/01/18 ....................................................     1,000,000   1,026,090
 West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 .................     1,055,000   1,063,851
 West Wilson Utility District Waterworks Revenue, Refunding, AMBAC Insured,
  5.25%, 6/01/23 ...............................................................     4,500,000   4,538,475
 White House Utility District Revenue, 5.125%, 1/01/26 .........................     2,500,000   2,477,950
 White House Utility District Robertson and Sumner Counties Water and
  Sewer Revenue, FSA Insured, 6.00%, 1/01/26 ...................................     1,000,000   1,130,910
 White House Utility District Robertson and Sumner Counties Waterworks
  System Revenue, Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 ...........     1,000,000   1,019,210
 Williams County GO, Public Improvement,
    5.375%, 3/01/19 ............................................................     1,480,000   1,530,483
    5.00%, 4/01/20 .............................................................     2,000,000   2,007,560
 Wilson County COP,
    Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 ......................       220,000     241,010
    FSA Insured, 5.25%, 3/30/18 ................................................     1,000,000   1,025,700
                                                                                               -----------
 TOTAL LONG TERM INVESTMENTS (COST $94,609,226) ................................                97,026,462
                                                                                               -----------


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                    PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .7%

   Metropolitan Nashville Airport Authority Special Facilities Revenue,
      American Airlines Project, Refunding, Series B, Daily VRDN and Put,
      1.70%, 10/01/12 ..........................................................    $  400,000  $  400,000
      Series A, Daily VRDN and Put, 1.35%, 10/01/12 ............................       300,000     300,000
                                                                                               -----------
   TOTAL SHORT TERM INVESTMENTS (COST $700,000) ................................                   700,000
                                                                                               -----------
   TOTAL INVESTMENTS (COST $95,309,226) 98.5% ..................................                97,726,462
   OTHER ASSETS, LESS LIABILITIES 1.5% .........................................                 1,482,007
                                                                                               -----------
   NET ASSETS 100.0% ...........................................................               $99,208,469
                                                                                               ===========


See glossary of terms on page 44.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


GLOSSARY OF TERMS:
--------------------------------------------------------------------------------
1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
ID       - Improvement District
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency
USD      - Unified School District

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2002

                                                    FRANKLIN      FRANKLIN
                                                   CALIFORNIA     TENNESSEE
                                                   HIGH YIELD     MUNICIPAL
                                                 MUNICIPAL FUND   BOND FUND
----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................  $583,966,059  $95,309,226
                                                  ==========================
  Value ........................................   597,246,699   97,726,462
 Cash ..........................................        35,141       43,121
 Receivables:
  Capital shares sold ..........................     1,643,233      132,131
  Interest .....................................    10,330,522    1,560,060
                                                  --------------------------
      Total assets .............................   609,255,595   99,461,774
                                                  --------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............     6,191,814
  Capital shares redeemed ......................       539,049        2,670
  Affiliates ...................................       360,094       46,752
  Shareholders .................................       171,856        9,929
 Distributions to shareholders .................       974,863      169,257
 Other liabilities .............................        41,145       24,697
                                                  --------------------------
      Total liabilities ........................     8,278,821      253,305
                                                  --------------------------
       Net assets, at value ....................  $600,976,774  $99,208,469
                                                  ==========================
Net assets consist of:
 Undistributed net investment income ...........  $  1,134,572  $   (54,355)
 Net unrealized appreciation ...................    13,280,640    2,417,236
 Accumulated net realized loss .................   (46,116,693)  (2,813,333)
 Capital shares ................................   632,678,255   99,658,921
 ...............................................  --------------------------
       Net assets, at value ....................  $600,976,774  $99,208,469
                                                  ==========================

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MAY 31, 2002


                                                                                    FRANKLIN       FRANKLIN
                                                                                   CALIFORNIA      TENNESSEE
                                                                                   HIGH YIELD      MUNICIPAL
                                                                                 MUNICIPAL FUND    BOND FUND
                                                                                 ----------------------------
CLASS A:
 Net assets, at value ..........................................................    $503,336,855  $99,208,469
                                                                                 ============================
 Shares outstanding ............................................................      50,464,281    9,057,080
                                                                                 ============================
 Net asset value per share(a) ..................................................          $ 9.97       $10.95
                                                                                 ============================
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..          $10.41       $11.44
                                                                                 ============================
CLASS B:
 Net assets, at value ..........................................................    $ 23,029,041
                                                                                 ===============
 Shares outstanding ............................................................       2,299,177
                                                                                 ===============
 Net asset value and maximum offering price per share(a) .......................          $10.02
                                                                                 ===============
CLASS C:
 Net assets, at value ..........................................................    $ 74,610,878
                                                                                 ===============
 Shares outstanding ............................................................       7,456,563
                                                                                 ===============
 Net asset value per share(a) ..................................................          $10.01
                                                                                 ===============
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....          $10.11
                                                                                 ===============


(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2002


                                                                     FRANKLIN     FRANKLIN
                                                                    CALIFORNIA    TENNESSEE
                                                                    HIGH YIELD    MUNICIPAL
                                                                  MUNICIPAL FUND  BOND FUND
                                                                  -------------------------
Investment income:
 Interest ......................................................  $37,105,266   $4,937,717
                                                                  -------------------------
Expenses:
 Management fees (Note 3) ......................................    2,909,973      578,869
 Distribution fees (Note 3)
  Class A ......................................................      501,188       92,649
  Class B ......................................................      110,386
  Class C ......................................................      471,826
 Transfer agent fees (Note 3) ..................................      218,296       25,975
 Custodian fees ................................................        5,791          934
 Reports to shareholders .......................................       28,358        6,017
 Registration and filing fees ..................................       11,293        3,828
 Professional fees .............................................       18,369       14,143
 Trustees' fees and expenses ...................................       31,102        4,693
 Other .........................................................       33,143       18,497
                                                                  -------------------------
      Total expenses ...........................................    4,339,725      745,605
      Expenses waived/paid by affiliate ........................     (233,429)    (221,599)
                                                                  -------------------------
       Net expenses ............................................    4,106,296      524,006
                                                                  -------------------------
       Net investment income ...................................   32,998,970    4,413,711
                                                                  -------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....................    1,577,385     (571,059)
 Net unrealized appreciation (depreciation) on investments .....     (759,821)   1,712,108
                                                                  -------------------------
Net realized and unrealized gain ...............................      817,564    1,141,049
                                                                  -------------------------
Net increase in net assets resulting from operations ...........  $33,816,534   $5,554,760
                                                                  =========================


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2002 AND 2001

                                                       FRANKLIN CALIFORNIA               FRANKLIN TENNESSEE
                                                    HIGH YIELD MUNICIPAL FUND            MUNICIPAL BOND FUND
                                                   -------------------------------------------------------------
                                                        2002           2001               2002          2001
                                                   -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................... $ 32,998,970   $ 33,452,112        $ 4,413,711   $ 3,729,434
  Net realized gain (loss) from investments ......    1,577,385     (8,012,166)          (571,059)      (52,756)
  Net unrealized appreciation (depreciation) on
   investments ...................................     (759,821)    29,736,984          1,712,108     5,194,856
                                                   -------------------------------------------------------------
      Net increase in net assets resulting
       from operations ...........................   33,816,534     55,176,930          5,554,760     8,871,534
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................  (28,157,777)   (27,842,210)        (4,540,273)   (3,780,960)
   Class B .......................................     (851,353)      (309,772)
   Class C .......................................   (3,682,018)    (3,428,780)
                                                   -------------------------------------------------------------
 Total distributions to shareholders .............  (32,691,148)   (31,580,762)        (4,540,273)   (3,780,960)
 Capital share transactions: (Note 2)
   Class A .......................................   18,601,764     (1,427,903)        12,739,044    16,622,686
   Class B .......................................   11,480,297     10,691,033
   Class C .......................................    6,770,377         18,328
                                                   -------------------------------------------------------------
 Total capital share transactions ................   36,852,438      9,281,458         12,739,044    16,622,686
      Net increase in net assets .................   37,977,824     32,877,626         13,753,531    21,713,260
Net assets:
 Beginning of year ...............................  562,998,950    530,121,324         85,454,938    63,741,678
                                                   -------------------------------------------------------------
 End of year ..................................... $600,976,774   $562,998,950        $99,208,469   $85,454,938
                                                   =============================================================
Undistributed net investment income
 included in net assets:
  End of year .................................... $  1,134,572   $    819,401        $   (54,355)  $    67,086
                                                   =============================================================

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to June 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                FRANKLIN      FRANKLIN
                                               CALIFORNIA     TENNESSEE
                                               HIGH YIELD     MUNICIPAL
                                             MUNICIPAL FUND   BOND FUND
                                             --------------------------
        Increase in cost of investments ....       $18,286      $5,468

The effect of this change for the year ended May 31, 2002 was as listed below:

                                                FRANKLIN      FRANKLIN
                                               CALIFORNIA     TENNESSEE
                                               HIGH YIELD     MUNICIPAL
                                             MUNICIPAL FUND   BOND FUND
                                             --------------------------
        Increase in net investment income ..     $ 471,437     $ 4,894
        Decrease in unrealized gains .......     $(470,686)    $(4,547)
        Increase in realized loss ..........     $    (751)    $  (347)

The statements of changes in net assets and the financial highlights for prior years have not been restated to reflect this change in accounting policy.

The per share effect of this change for the year ended May 31, 2002, was less than $.005 for the Franklin Tennessee Municipal Bond Fund.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


        CLASS A                                      CLASS A, CLASS B & CLASS C
        ------------------------------------------------------------------------------------------
        Franklin Tennessee Municipal Bond Fund       Franklin California High Yield Municipal Fund

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At May 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                          FRANKLIN CALIFORNIA         FRANKLIN TENNESSEE
                                                       HIGH YIELD MUNICIPAL FUND      MUNICIPAL BOND FUND
                                                     --------------------------------------------------------
                                                         SHARES       AMOUNT          SHARES      AMOUNT
                                                     --------------------------------------------------------
CLASS A SHARES:
Year ended May 31, 2002
  Shares sold ......................................   9,437,139  $  95,055,714      2,393,359  $ 26,231,736
  Shares issued in reinvestment of distributions ...   1,144,118     11,492,241        227,394     2,491,212
  Shares redeemed ..................................  (8,747,903)   (87,946,191)    (1,461,423)  (15,983,904)
                                                     --------------------------------------------------------
  Net increase .....................................   1,833,354  $  18,601,764      1,159,330  $ 12,739,044
                                                     ========================================================
Year ended May 31, 2001
  Shares sold ......................................  13,544,554  $ 134,480,837      2,193,874  $ 23,567,401
  Shares issued in reinvestment of distributions ...   1,133,334     11,243,602        193,184     2,059,320
  Shares redeemed .................................. (14,816,115)  (147,152,342)      (850,586)   (9,004,035)
                                                     --------------------------------------------------------
  Net increase (decrease) ..........................    (138,227) $  (1,427,903)     1,536,472  $ 16,622,686
                                                     ========================================================
CLASS B SHARES:
Year ended May 31, 2002
  Shares sold ......................................   1,245,157  $  12,568,863
  Shares issued in reinvestment of distributions ...      41,534        418,388
  Shares redeemed ..................................    (149,582)    (1,506,954)
                                                     ---------------------------
  Net increase .....................................   1,137,109  $  11,480,297
                                                     ===========================
Year ended May 31, 2001
  Shares sold ......................................   1,102,410  $  10,944,570
  Shares issued in reinvestment of distributions ...      15,779        157,679
  Shares redeemed ..................................     (40,866)      (411,216)
                                                     ---------------------------
  Net increase .....................................   1,077,323  $  10,691,033
                                                     ===========================
CLASS C SHARES:
Year ended May 31, 2002
  Shares sold ......................................   1,938,951  $  19,577,268
  Shares issued in reinvestment of distributions ...     182,157      1,834,861
  Shares redeemed ..................................  (1,454,862)   (14,641,752)
                                                     ---------------------------
  Net increase .....................................     666,246  $  6,770,377
                                                     ===========================
Year ended May 31, 2001
  Shares sold ......................................   1,687,268  $  16,784,229
  Shares issued in reinvestment of distributions ...     176,464      1,754,682
  Shares redeemed ..................................  (1,868,662)   (18,520,583)
                                                     ---------------------------
  Net increase (decrease) ..........................      (4,930)      $ 18,328
                                                     ===========================


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:


        ENTITY                                                          AFFILIATION
        --------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                              Investment manager
        Franklin Templeton Services, LLC (FT Services)                  Administration manager
        Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent


The Funds pay an investment management fee to Advisers based on the average net assets of the Funds' as follows:

       ANNUALIZED
        FEE RATE          DAILY NET ASSETS
-----------------------------------------------------------------------------
          .625%           First $100 million
          .500%           Over $100 million, up to and including $250 million
          .450%           In excess of $250 million

For the Franklin California High Yield Municipal Fund, Advisers agreed in advance to waive management fees through August 31, 2001, as noted in the Statements of Operations.

For Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to waive management fees, as noted in the Statements of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of the fund's average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                               FRANKLIN       FRANKLIN
                                               CALIFORNIA     TENNESSEE
                                               HIGH YIELD     MUNICIPAL
                                             MUNICIPAL FUND   BOND FUND
                                             --------------------------
        Net commissions received (paid) ....    $(602,841)     $4,771
        Contingent deferred sales charges ..    $  71,796      $1,661

The Funds paid transfer agent fees of $244,271 of which $173,082 was paid to Investors Services.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At May 31, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    FRANKLIN        FRANKLIN
                                                   CALIFORNIA      TENNESSEE
                                                   HIGH YIELD      MUNICIPAL
                                                 MUNICIPAL FUND    BOND FUND
                                                 ---------------------------
        Capital loss carryovers expiring in:
        2003 ...................................    $ 1,416,838       $   --
        2004 ...................................          4,508           --
        2005 ...................................        390,400           --
        2008 ...................................      8,364,686      543,762
        2009 ...................................     31,858,136    1,676,320
        2010 ...................................      4,003,472      480,932
                                                 ---------------------------
                                                    $46,038,040   $2,701,014
                                                 ===========================

At May 31, 2002, the Franklin Tennessee Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 2001 of $112,319. For tax purposes, such losses will be reflected in the year ending May 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of bond workout expenditures and bond discounts.

At May 31, 2002, the cost of investments, net unrealized appreciation, undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                     FRANKLIN         FRANKLIN
                                                    CALIFORNIA        TENNESSEE
                                                    HIGH YIELD        MUNICIPAL
                                                  MUNICIPAL FUND      BOND FUND
                                                 ------------------------------
        Investments at cost ....................    $583,555,740    $95,299,211
                                                 ==============================
        Unrealized  appreciation ...............    $ 28,207,426    $ 3,015,804
        Unrealized depreciation ................     (14,516,467)      (588,553)
                                                 ------------------------------
        Net unrealized appreciation ............    $ 13,690,959    $ 2,427,251
                                                 ==============================
        Undistributed tax exempt income ........    $  1,620,463    $   104,887
        Undistributed long term capital gains ..              --             --
                                                 ==============================
        Distributable earnings .................     $ 1,620,463    $   104,887
                                                 ==============================

The tax character of distributions paid during the year ended May 31, 2002, were the same for financial statement and tax purposes.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2002 were as follows:

                                                FRANKLIN        FRANKLIN
                                               CALIFORNIA       TENNESSEE
                                               HIGH YIELD       MUNICIPAL
                                             MUNICIPAL FUND     BOND FUND
                                             ----------------------------
        Purchases ..........................   $167,020,436   $32,694,856
        Sales ..............................   $125,050,357   $20,824,587

6. CREDIT RISK AND DEFAULTED SECURITIES

The California High Yield Municipal Fund has 54.2% of its portfolio invested in below investment grade and comparable quality unrated High yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 2002, the Fund held defaulted securities with a value aggregating $7,464,200 representing $1.24% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN MUNICIPAL SECURITIES TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds included in this report constituting the Franklin Municipal Securities Trust, (hereafter referred to as the "Funds") at May 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 8, 2002

FRANKLIN MUNICIPAL SECURITIES TRUST
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)     Trustee        Since 1991              105            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
----------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)         Trustee        Since 1991              133            Director, RBC Holdings, Inc. (bank
One Franklin Parkway                                                                holding company) and Bar-S Foods (meat
San Mateo, CA 94403-1906                                                            packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)      Trustee        Since 1991              134            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)         Trustee        Since 1998               82            Director, Amerada Hess Corporation
One Franklin Parkway                                                                (exploration and refining of oil and
San Mateo, CA 94403-1906                                                            gas); Hercules Incorporated (chemicals,
                                                                                    fibers and resins); Beverly Enterprises,
                                                                                    Inc. (health care); H.J. Heinz Company
                                                                                    (processed foods and allied products);
                                                                                    RTI International Metals, Inc.
                                                                                    (manufacture and distribution of
                                                                                    titanium); Digex Incorporated (web
                                                                                    hosting provider); and Canadian National
                                                                                    Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)        Trustee        Since 1991              105            Director, The California Center for Land
One Franklin Parkway                                                                Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)        Trustee        Since 1993              133            Director, White Mountains Insurance
One Franklin Parkway                                                                Group, Ltd. (holding company); Martek
San Mateo, CA 94403-1906                                                            Biosciences Corporation; WorldCom, Inc.
                                                                                    (communications services); MedImmune,
                                                                                    Inc. (biotechnology); Overstock.com
                                                                                    (Internet services); and Spacehab, Inc.
                                                                                    (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------------------
HAYATO TANAKA (84)            Trustee        Since 1991                2            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former owner of The Jewel Box Orchids.
----------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)        Trustee and    Trustee since            33            None
One Franklin Parkway          Vice President 1993 and Vice
San Mateo, CA 94403-1906                     President since
                                             1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)     Trustee and    Trustee since           133            None
One Franklin Parkway          Chairman of    1991 and
San Mateo, CA 94403-1906      the Board      Chairman of the
                                             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61) Trustee and    Trustee since           117            None
One Franklin Parkway          President      1991 and
San Mateo, CA 94403-1906                     President since
                                             1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (42)           Vice           Since 1999       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (37)    Vice           Since 1999       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice           Since 1995       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and Chief
                              Financial
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)            Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)         Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)       Vice           Since 1991       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)        Vice           Since            Not Applicable        Director, FTI Banque, Arch Chemicals,
600 5th Avenue                President -    May 2002                               Inc. and Lingnan Foundation
Rockefeller Center            AML Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 40 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)          Vice           Since 1991       Not Applicable        None
26335 Carmel Rancho Blvd.     President
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)     Treasurer      Since 2000       Not Applicable        None
One Franklin Parkway          and Principal
San Mateo, CA 94403-1906      Accounting
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)        Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (40)             Vice           Since 1999       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E.
Johnson.


--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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


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


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


LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTRATION MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund6
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

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FRANKLIN [REGISTRATION MARK] TEMPLETON [REGISTRATION MARK] INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN MUNICIPAL SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Municipal Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN A2002 07/02


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Printed on recycled paper